EXHIBIT
10.(ii)(B)(1)
STORE FRANCHISE AGREEMENT


       FRANCHISEE  recognizes  the advantages of  the  7-Eleven  System  and
desires  to   obtain  a  franchise  for  a  7-Eleven Store.   In  connection
therewith, FRANCHISEE wants to lease the Store and Equipment designated in Exhibits A and B and operate the Store in a manner which will enhance the 7-Eleven Image and pursuant to the 7-Eleven System, as from time to time determined by 7-ELEVEN, in its sole discretion (whether or not any changes therein are within the present contemplation of the parties).
7-ELEVEN,  in  reliance  on            the
representations  made by FRANCHISEE, is willing to provide certain  training
and  continuing   services and grant a License and Lease, but  only  on  the terms of this Agreement, which terms are acceptable to FRANCHISEE and are acknowledged by the parties to be material and reasonable. Therefore, in consideration of this Agreement, the parties agree as follows:

      1.          DEFINITIONS.    Defined words in this  Agreement  and   in
the  Exhibits   have   the  meanings set forth in Exhibit  E  or,   if   not
defined  in Exhibit E, the meanings set forth in context.

     2. FRANCHISE FEE AND DOWN PAYMENT. FRANCHISEE has paid 7-ELEVEN a Franchise Fee. FRANCHISEE shall be obligated to pay 7-ELEVEN the amount of the unpaid balance in the Open Account and has made a Down Payment. The amounts paid are set forth in Exhibit D.

      3. TRAINING AND QUALIFICATION. 7-ELEVEN shall provide its then current training program for operating a franchised 7-Eleven Store, including the then current Foodservice training program, (if any), to
FRANCHISEE.                 If  FRANCHISEE   is  only  one  individual,  the
training program will be provided to FRANCHISEE and one individual that FRANCHISEE has designated in Exhibit D. 7ELEVEN shall reimburse or pay the training expenses set forth in Exhibit D. 7ELEVEN at any time may discontinue training, may decline to certify, or may revoke the certification of any participant who fails to evidence an understanding of the training satisfactory to 7-ELEVEN, or otherwise by acts or omissions, at any time prior to the Effective Date, is, in any way unsatisfactory to 7-ELEVEN. If participation of a
FRANCHISEE or any participant is discontinued by 7-ELEVEN or 7-ELEVEN does not certify or revokes the certification of a FRANCHISEE or any participant: (i) the business relationship, if any, between FRANCHISEE and 7-ELEVEN shall immediately terminate; (ii) this Agreement shall not become effective and shall be null and void; and (iii) 7-ELEVEN shall refund without interest an amount equal to the Down Payment (less any amount due 7-ELEVEN) and the Franchise Fee.

        Notwithstanding   the   foregoing,   in   the   event    that    any
participant discontinues training upon FRANCHISEE's initiative, 7-ELEVEN may
deduct   from the  amounts  refunded  to FRANCHISEE those training  expenses
set   forth   in  Exhibit  D  which  have  been reimbursed or  paid  by   7-
ELEVEN.   Any  expenses
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incurred  or reliance by FRANCHISEE in connection with FRANCHISEE's  efforts to  obtain a franchise for a 7-Eleven store, including, but not limited  to,
out-ofpocket   expenses,  other  than  those which may  be   reimbursed   to
FRANCHISEE pursuant to the terms of this Paragraph, shall be solely at FRANCHISEE's own risk, upon FRANCHISEE's own judgment, and not in reliance upon any statements or representations whatsoever.

       4. CONDITIONS PRECEDENT. 7-ELEVEN shall use its best efforts to make the Store available within a reasonable time. As of the date the
Store  is   available,   the  following  are  conditions  precedent  to  the
Effective Date: (i) satisfactory completion of all training by FRANCHISEE and continued certification of FRANCHISEE until and including the Effective Date; (ii) availability (and, where possible, the obtaining) of all licenses, permits, and bonds that are required by any regulation or law or 7-ELEVEN for the operation of the Store or any portion thereof; and (iii) the absence of any security interest other than 7-ELEVEN's Security Interest, any misrepresentation, and any
action  that  would  be  or  is  a  breach  of  this Agreement.    If   such
conditions have not been met, or the Store is not available within 60 days after satisfactory completion of training, or if the Effective Date is not within 90 days from the date of this Agreement (or, if the Store is under construction, 30 days after construction is completed if such date is later), 7-ELEVEN may, or upon written request shall, refund without interest the Down Payment (less any amount due 7-ELEVEN), and the Franchise Fee, and this Agreement shall be null and void.

       5. LICENSE. 7-ELEVEN licenses the Service Mark, the 7-Eleven System, and the Trade Secrets, and the Proprietary Products to FRANCHISEE for use only in connection with operation of the Store pursuant to this Agreement. 7-ELEVEN shall defend claims arising from FRANCHISEE's use of the Service Mark pursuant to this Agreement. FRANCHISEE acknowledges that: (i) the License is only for the Store; (ii) FRANCHISEE is not obtaining any exclusive territory whatsoever; (iii) 7-ELEVEN may locate other stores or businesses, which may be operated by 7-ELEVEN or by franchisees, wherever it determines, including in near proximity to the Store; and (iv) FRANCHISEE will promptly notify 7ELEVEN of any uses of the Service Mark, the Related Trademarks and/or Trade Secrets which appear to be improper and which come to FRANCHISEE's attention.

       6. LEASE. 7-ELEVEN leases the Store and Equipment to FRANCHISEE for use only in connection with operation of the Store pursuant to this Agreement. Neither party shall cause a breach of any master lease referred to in Exhibits A or B. FRANCHISEE shall take all of the premises leased hereunder subject to all documents of record on the property and 7-ELEVEN makes no warranty, express or implied, of non-disturbance. With respect to the Lease, it is the intention of the parties to create only a landlord-tenant relationship. In the event of a breach of this Agreement by FRANCHISEE, 7-ELEVEN shall be entitled, in addition to any other rights under this Agreement: to invoke all rights and remedies, judicial and otherwise, available to a landlord, including summary proceedings for possession of leased property, the right to appointment of a receiver or similar remedies;

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and/or  (ii) to terminate, cancel, or declare a forfeiture of the  Lease.

On any holding over, after notice of breach or non-renewal and effective date of termination as given in the notice, FRANCHISEE shall be only a tenant at sufferance or a trespasser and shall not be entitled to any notice to quit or vacate.

       7. TERM. The License, Lease, and continuing obligations of the parties shall begin on the Effective Date and continue for a term expiring upon the date l0 years following the Effective Date, unless earlier terminated pursuant to the terms of Paragraph 28 hereof.

8. 7-ELEVEN CHARGE. FRANCHISEE shall pay 7-ELEVEN the 7-Eleven Charge for the License, Lease, and continuing services. The 7-Eleven Charge shall be due and payable each Collection Period with respect to the Receipts from that Collection Period at the time the deposit of such Receipts is due, and that portion of the Receipts from each Collection Period allocable to the 7-Eleven Charge shall be deemed to be paid to 7-Eleven at the time of the deposit of such Receipts; provided that, in the event that the Receipts deposited for any given Collection Period are insufficient to discharge the 7-Eleven Charge for that Collection Period, subsequent Receipts shall be applied first to discharge any such deficiency and then to the current 7-Eleven Charge. In the event that any such deficiency remains at the end of an Accounting Period, the deficiency shall be charged to FRANCHISEE's Open Account. Failure to discharge the 7-Eleven Charge allocable to a given Collection Period from the Receipts for that Collection Period shall not be a Material Breach so long as FRANCHISEE properly accounts for, expends, and deposits the Receipts from such Collection Period in accordance with the terms of this Agreement. The 7-Eleven Charge account reflected in the Financial Summaries may be reconciled on a monthly or other periodic basis at which time appropriate adjustments may be made for Assured Gross Income, changes in hours of operation, or other items necessitating an adjustment to the total 7-Eleven Charge for the Accounting Period.

       9. FRANCHISEE'S DRAW. If FRANCHISEE is not in breach of this Agreement, 7-ELEVEN shall: (i) weekly remit to FRANCHISEE the amount provided in Exhibit D; (ii) within l0 business days (Monday through Friday) after the end of each Accounting Period, inform FRANCHISEE of the available Monthly Draw and Excess Investment Draw for the Accounting Period; and
(iii) remit to FRANCHISEE, upon FRANCHISEE's written request, within l0 days after receipt of such request, that amount of Monthly Draw or Excess Investment Draw, or both, specified by the FRANCHISEE in such request, provided that the total amount so requested by FRANCHISEE shall not exceed the greater of the available Monthly Draw or Excess Investment Draw.

     10. DAILY DEPOSITS, BOOKKEEPING RECORDS AND FINANCIAL SUMMARIES. 7- ELEVEN shall have the right, under the terms hereof, to maintain, as part of its records and in accordance with this Agreement, Bookkeeping Records on FRANCHISEE's operation of the Store. FRANCHISEE may perform or obtain any additional bookkeeping FRANCHISEE desires. Either party may inspect records pertaining to the operation of the Store prepared or obtained by the other, where maintained, and during normal business
hours.  FRANCHISEE  shall:             (i)

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properly  date and timely submit the Cash Report; (ii) deposit the Receipts for  each Collection Period within 24 hours after the end of the Collection
Period,  in   the  Bank or night depository designated by 7-ELEVEN,  except cash expended by FRANCHISEE from that day's Receipts for Purchases or Operating Expenses, which Purchases and/or Operating Expenses shall be
properly   reported  and accompanied  by  invoices reflecting such payment;
and   (iii)   deliver  to  7ELEVEN, at those times specified  by  7-ELEVEN, written  verification by the Bank of  such deposit which verification  must
be  dated  as  of  the  business date next following   the   end   of   the
Collection  Period.  If  requested  by  7-ELEVEN, FRANCHISEE shall  deliver
the  Receipts  (net  of  cash expenditures for  authorized  Purchases   and
Operating Expenses) to 7-ELEVEN rather  than  depositing  such Receipts  in
the  Bank.   Amounts deposited by  FRANCHISEE  or  delivered  by FRANCHISEE to  7-ELEVEN  may be withdrawn from the Bank by or otherwise used  for  the
benefit  of 7-ELEVEN at any time, without payment by 7-ELEVEN of   interest
or other compensation to FRANCHISEE.

       FRANCHISEE  shall prepare and furnish to 7-ELEVEN, on forms  and  at times acceptable to and as requested by 7-ELEVEN: (i) daily summaries of Purchases; (ii) daily reports of Receipts; (iii) weekly time and wage authorizations for FRANCHISEE's Store employees; (iv) all information requested by 7-ELEVEN regarding the vendors from which FRANCHISEE makes purchases; and (v) all such additional reports as 7-ELEVEN may require from time to time. FRANCHISEE also shall deliver or furnish to 7-ELEVEN copies of bank drafts, vendor and other receipts, invoices for Purchases, and receipts and bills for Operating Expenses, and keep 7-ELEVEN currently advised in writing of all of FRANCHISEE's actual retail selling prices (which FRANCHISEE shall solely select) and of all discounts, allowances, and/or premiums received by FRANCHISEE. FRANCHISEE shall retain and make available to 7-ELEVEN any records or other documents relating to the operation of the Store that 7ELEVEN requests that FRANCHISEE retain and/or make available.

       If   FRANCHISEE is not in breach of this Agreement, 7-ELEVEN  shall:
(i) provide Financial Summaries for FRANCHISEE for the Store prepared from the Bookkeeping Records in the form of an income statement and a balance sheet for each Accounting Period or any portion thereof as 7-ELEVEN may deem necessary and for each calendar year, payroll checks for FRANCHISEE's Store employees, draw checks, and merchandise reports; (ii) timely pay on behalf of FRANCHISEE, upon approval and submission to 7-
ELEVEN, bank  drafts  and  invoices  for Purchases  (as  verified by vendor statements), bills for Operating Expenses, and the payroll for FRANCHISEE's Store employees; and (iii) assist FRANCHISEE in the preparation and filing of business tax reports and returns (except FRANCHISEE's income tax and related returns) to the extent the information is available from the Bookkeeping Records.

       FRANCHISEE authorizes 7-ELEVEN to collect discounts and allowances, not deducted from the face of invoices, and to charge FRANCHISEE for the market value of any premiums FRANCHISEE receives based upon purchases.

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        11.         OPEN   ACCOUNT   AND   FINANCING.   As  part   of   the
Bookkeeping Records, 7-ELEVEN shall establish and maintain an Open Account for FRANCHISEE. FRANCHISEE's draw, Purchases, Operating Expenses, and
amounts   owed    by  FRANCHISEE  to  7-ELEVEN  which  relate  directly  or
indirectly  to  operation of the Store,  shall  be  charged   to  the  Open
Account.   All   Receipts  deposited  or delivered  to  7-ELEVEN  shall  be
credited  to  the  Open Account, and any  amounts due  from   7-ELEVEN   to
FRANCHISEE may be credited to the Open  Account.   The balance  in the Open
Account shall be computed on a monthly basis  or  at  any time  during   an
Accounting Period as 7-ELEVEN may deem necessary, shall be computed in a manner 7-ELEVEN may determine to be appropriate, and shall be reflected in the Financial Summaries prepared by 7-ELEVEN for each Accounting Period
or   any  portion  thereof as 7-ELEVEN may deem necessary.   All   Receipts
shall   be  credited to the Open Account for the Accounting  Period  during which the  Cash  Report relating to those Receipts is dated (provided  such
Receipts  are  properly  deposited  in the Bank or delivered  to   7-ELEVEN
as   provided  herein);  and all Purchases, Operating Expenses and  amounts owed by FRANCHISEE to  7-ELEVEN  shall  be charged to the Open Account  for
the  Accounting   Period  during  which invoices,  reports  or  information
thereon is received by 7-ELEVEN (regardless of when paid by 7-ELEVEN on behalf of FRANCHISEE).
      If FRANCHISEE is not in breach of this Agreement, and so long as 7-ELEVEN has a first lien on the Inventory and the Security Interest, 7-
ELEVEN   will  finance (as a loan) any unpaid balance in the Open  Account.
FRANCHISEE shall execute a security agreement and financing statement(s) and such renewal or continuation financing statements or other documents relating to the Security Interest as are requested by and acceptable to 7-
ELEVEN.   If, at any time,  in 7-ELEVEN's sole opinion, there  has  been  a
Material Breach by FRANCHISEE or 7ELEVEN believes its Security Interest is threatened 7-ELEVEN may discontinue the financing described above and
the  unpaid  balance  in  the Open Account shall be   immediately  due  and
payable.  FRANCHISEE may obtain financing  other  than from 7-ELEVEN.
       The   unpaid  balance  in  the Open Account  at  the  beginning   of
each  Accounting   Period  (the amount financed  by  7-ELEVEN)  shall  bear
interest   for that  Accounting Period at the rate specified in Exhibit  D.
A  credit   balance  reflected   in the Open  Account  at  the  end  of  an
Accounting  Period   shall  bear interest for the number  of  days  in  the
current  Accounting  Period, at the  rate specified  in  Exhibit  D,  which
interest  will  be credited to the Open  Account; provided,   however,   7-
ELEVEN may, at its option, limit the credit balance amount upon which 7-ELEVEN will pay interest upon notice to FRANCHISEE.
       12.         AUDITS.  7-ELEVEN shall cause at least one Audit to   be
made  each   calendar  or  other designated quarter and, upon  FRANCHISEE's request,  shall  provide additional Audits for a fee of an amount equal  to
 .5%  of  the Retail   Book  Inventory.   7-ELEVEN  shall  have  the  right,
in   7-ELEVEN's discretion, to enter the Store and cause Audits to be made:
(i)  upon  72  hours  notice  during  normal business hours;  (ii)  without
notice,   within   24   hours  after  7-ELEVEN   learns   of   a   Robbery,
Burglary,  theft,   or   mysterious
5

disappearance of Inventory, Receipts, and/or cash register fund, or casualty; or (iii) without notice if Net Worth is less than the minimum determined pursuant to Paragraph 13 hereof, or if the last audit provided by 7-ELEVEN reflected an Inventory Overage or Inventory Shortage of more than an amount equal to 1% of the Retail Book
Inventory. FRANCHISEE may cause Audits to be made by a reputable company upon 24 hours notice to 7-ELEVEN. Both parties shall receive copies of the report on each Audit. Audits shall be binding 24 hours after receipt of such report unless either party gives notice that such party believes the Audit to be incorrect. If such notice is given, either party may cause a re-audit to be made within 24 hours. If any such re-audit for FRANCHISEE becomes binding and results in an adjustment in any Inventory Shortage or Inventory Overage reflected by the last 7-ELEVEN Audit of more than 1% of the Retail Book Inventory reflected by such last Audit, the reasonable cost of such Audit shall be borne by 7-ELEVEN. The parties acknowledge that accurate Audits may be made while the Store is open for business.

       13.        LOAN  REPAYMENT  REQUIREMENT.   FRANCHISEE  shall   repay
the  financing  provided  by  7-ELEVEN  pursuant  to  this  Agreement.   If
FRANCHISEE   (i)  is   not   a  Previous Franchisee;  (ii)  is  a  Previous
Franchisee who is executing this Agreement as the result of a request by 7-ELEVEN that FRANCHISEE change locations; (iii) is a Previous Franchisee and is paying 100% of the current Franchisee Fee (or, in the case of a
Previous Franchisee taking by assignment and  paying  less  than   100%  of
the then current Franchise  Fee  pursuant  to certain rights granted to the
assignor);  or  (iv)  is  a  Transferring  Franchisee;  then   FRANCHISEE's
minimum Net Worth shall be that amount determined in accordance with the following schedule:

                                                          LOAN  REPAYMENT
           SCHEDULE---TIME PERIOD                         MINIMUM NET WORTH
           -----------                                    -----------------
From the first day through the last                       $10,000
day of the first Year of Operation

From  the  first  day through the last                    An amount equal to thirty  day
of the second Year of Operation                           percent (30%) of Total Assets

From  the  first  day through the last                    An amount equal to thirty-five
day of the third Year of Operation                        percent (35%) of Total Assets

From  the first day through the last                       An amount equal to forty  day
of the fourth Year of Operation                           percent (40%) of Total Assets

From  the  first  day through the last                    An amount equal to forty-five
day of the fifth Year of Operation                        percent (45%) of Total Assets

From  the first day through the last                       An amount equal to fifty  day
of the sixth Year of Operation                            percent(50%) of Total Assets

                                       6

From the first day through the last                       An amount equal to fifty-five
day of the seventh Year of Operation                      percent (55%) of Total Assets

From the first day through the last                       An amount equal to sixty  day
of the eighth Year of Operation                           percent(60%) of Total Assets

From the first day through the last                       An amount equal to sixty-five
day of the ninth Year of Operation                        percent (65%) of Total Assets

From the first day through the last                       An amount equal to seventy
day of the tenth Year of Operation                        percent(70%) of Total Assets.
and thereafter, so long as
FRANCHISEE operates the Store.

       FRANCHISEE acknowledges that the term of this Agreement shall be determined in accordance with the provisions of Paragraph 7 hereof, and may be less than ten years.

      If FRANCHISEE is (i) a Renewing Franchisee; or (ii) a Previous Franchisee paying less than 100% of the current Franchise Fee (except as otherwise provided in this paragraph); and, in either case, FRANCHISEE's previous Agreement included a Loan Repayment Schedule, that Loan Repayment Schedule is deemed incorporated into this Agreement by reference as if set out verbatim herein, and FRANCHISEE's minimum Net Worth shall be determined by reference to that schedule, beginning at the same level on such schedule as was applicable upon the last effective day of FRANCHISEE's previous Agreement.

      If FRANCHISEE is (i) a Renewing Franchisee; or (ii) a Previous Franchisee paying less than 100% of the current Franchise Fee (except as otherwise provided in this paragraph); and, in either case, FRANCHISEE's previous Agreement did not include a Loan Repayment Schedule, FRANCHISEE's minimum Net Worth from the first day until the last day of the first Year of Operation, shall be an amount equal to 70% of Total Assets as of the last effective day of FRANCHISEE's previous Agreement, and thereafter through the remaining term of the Agreement, shall be an amount equal to 70% of Total Assets, determined and adjusted annually as herein set out.

       Notwithstanding the foregoing, in no event shall FRANCHISEE be required, at any time during the first Year of Operation, to maintain a Minimum Net Worth greater than 85% of total assets (as reflected on the Bookkeeping Records-Balance Sheet prepared for each Accounting Period by 7-ELEVEN for the Store) for the immediately preceding Accounting Period.

7

      14. MERCHANDISING AND INVENTORY. On or before the Effective Date, 7-ELEVEN shall: (i) procure an initial Inventory (which, except for consigned merchandise, FRANCHISEE shall purchase for an amount equal to the Cost Value of the initial Inventory); (ii) debit FRANCHISEE's Open Account for any prepaid Operating Expenses; (iii) assist FRANCHISEE in cleaning and stocking the Store; and (iv) provide such other services as are required to make the Store ready to open for business. Thereafter, FRANCHISEE shall select, purchase from Bona Fide Suppliers, and stock merchandise that is adequate to provide customers with a type, quantity, quality, and variety consistent with the 7-Eleven Image, and shall carry in the store at all times the Proprietary Products listed on Exhibit G to this Agreement (the importance of which to the 7-Eleven System FRANCHISEE hereby acknowledges). The items listed on Exhibit G may be changed by 7-ELEVEN from time to time, but no more than twice each calendar year, effective on the first day of the
Accounting  Period   beginning 30 days after notice  to  FRANCHISEE.    Any
items   for   which  specifications are set  forth  in  Exhibit  G  or  the
Foodservice Operations Manual shall meet or exceed those specifications. As to items (such as frozen carbonated beverages, prepared coffee, fountain beverages, deli products, etc.) which are customarily sold in standardized containers, FRANCHISEE shall use only standardized containers which conform to the type, style, and quality, and, where deemed appropriate by 7-ELEVEN, bear the distinctive identification designated by 7-ELEVEN and which are properly accounted for pursuant to the Agreement. 7-ELEVEN shall recommend vendors, merchandise, and supplies, and suggest retail selling prices. FRANCHISEE is not required to purchase merchandise or supplies from 7-ELEVEN or vendors it recommends (provided that Proprietary Products and items bearing the Service Mark shall be purchased by FRANCHISEE only from
sources  authorized by 7-ELEVEN to produce or  deal  in  such  items),   to
purchase merchandise recommended by 7-ELEVEN (except for FRANCHISEE's obligation to carry at all times the Proprietary Products listed on Exhibit G to this Agreement), or to sell merchandise at retail selling prices suggested by 7-ELEVEN.

      15. 7-ELEVEN'S INDEMNITY. Except as otherwise provided herein, 7-ELEVEN shall be responsible for all fire and casualty loss or damage to the Store building and Equipment (specified in Exhibit B) unless caused by the intentional acts of FRANCHISEE or FRANCHISEE's agents or employees, and shall indemnify FRANCHISEE to the extent and from those losses specified in Exhibit C. This indemnification may be cancelled, and it and any related definition may be changed by 7-ELEVEN once during each calendar year, effective on the first day of the Accounting Period beginning 30 days after notice to FRANCHISEE.

      16. FRANCHISEE'S INDEMNITY AND INSURANCE. FRANCHISEE shall be responsible for and indemnify 7-ELEVEN from all losses, except those specifically the responsibility of or indemnified by 7-ELEVEN. FRANCHISEE may obtain insurance in addition to the contractual indemnification described in Exhibit C. FRANCHISEE shall notify 7-ELEVEN if FRANCHISEE obtains any such insurance policy, and such policy shall name 7-ELEVEN as an additional insured. 7-ELEVEN shall have no obligation to process claims for FRANCHISEE. If FRANCHISEE has obtained such insurance, it shall be primary, and 7-ELEVEN's

8

indemnity shall be secondary to that insurance except for insurance coverage specifically endorsed to cover losses over and above the contractual indemnification. FRANCHISEE shall maintain worker's compensation insurance, including employer's liability coverage, with a reputable insurer or with a state agency, satisfactory to 7-ELEVEN, evidence of which (if with an insurer, reflecting that the premium has been paid and that 30 days prior notice to 7ELEVEN is required for any cancellation or change) shall be deposited with 7ELEVEN. FRANCHISEE shall promptly report to 7-ELEVEN all casualty losses and other events covered by indemnification or FRANCHISEE's insurance.

       17.         FRANCHISEE'S   ADDITIONAL COVENANTS.  FRANCHISEE   shall:
(i) devote his best efforts to the business of the Store and maximization of the Store's sales and gross profit, and shall make himself or herself available to meet with 7-ELEVEN at reasonable times, upon request by 7-ELEVEN; (ii) cause the Store to be designated only (and open for business for at least the hours) as specified in Exhibit D, identified only by the Service Mark, and operated only pursuant to the 7-ELEVEN System and, where applicable, in accordance with those standards set forth in the Foodservice Operations Manual, in a manner that will enhance the 7-ELEVEN Image; (iii) maintain at all times the minimum Net Worth specified in Paragraph 13 hereof; (iv) permit 7-ELEVEN access to all of the Store, Equipment, Inventory, Receipts, cash register fund, cash register readings, amusement machine, banking and other equipment readings, money order blanks, bank drafts, and Store supplies at any time and for any continuous time during Normal Operating Hours; (v) cause all sales of Inventory to be properly recorded at the time of sale at the retail prices set by FRANCHISEE and generally offered by FRANCHISEE to customers of the Store; (vi) wear, and cause Store employees to wear, apparel approved by 7ELEVEN while working in the Store; (vii) comply with those minimum standards of operation for the Foodservice Facility as are set forth in the Foodservice Operations Manual; and (viii) cause all Store employees to be certified by 7ELEVEN as qualified to work in the Foodservice Facility prior to beginning work therein and prominently display the certificates evidencing each employee's certification. FRANCHISEE shall not at any time: (i) use, or claim any right to (except pursuant to the terms of this Agreement) the Service Mark or any other trade indicia, including the Related Trademarks, or the goodwill represented by any of them or the 7-Eleven System, the Trade Secrets, or any copyright, copyrighted material or advertising owned or licensed by 7-Eleven; (ii) challenge or contest the validity or enforceability of any trade indicia, or rights therein, or any copyright, or copyrighted work, owned, used or licensed by 7-ELEVEN; (iii) make any unauthorized disclosure of any of the Trade Secrets; (iv) use any work which is substantially similar to a work subject to a copyright owned or licensed by 7-ELEVEN; or (v) use any name, mark, trade dress or other visual or audible material which is likely to cause confusion with or dilute the distinctiveness of trade indicia owned or licensed by 7-ELEVEN or commit any other act which may adversely affect or be detrimental to 7-ELEVEN, other FRANCHISEES, or any rights of 7-ELEVEN in or to the Service Mark, such trade indicia, including the Related Trademarks, the 7 Eleven Image, the 7-Eleven System, the Trade Secrets or any copyrights or advertising. FRANCHISEE acknowledges that any breach of any of the terms of
9

the   covenants  contained  in  the  preceding  sentence  will  result   in
irreparable  injury   to  7-ELEVEN   and  that  7-ELEVEN  is  entitled   to
injunctive  relief  to prevent any such breach.

       In the event that FRANCHISEE fails to comply with the quality or other reasonable operating standards as from time to time established by 7-ELEVEN and set out in the Foodservice Operations Manual, 7-ELEVEN shall give notice of such breach to FRANCHISEE. If FRANCHISEE fails to cure any such breach after notice by 7-ELEVEN and a reasonable opportunity to cure, 7-ELEVEN may perform or cause to be performed any necessary action to remedy such failure and charge FRANCHISEE's Open Account for the cost of such curative action. If, after having received two previous notices and opportunities to cure, FRANCHISEE receives a third notice of breach, 7-ELEVEN may, in its sole discretion (i) remove such portions, or all, of the Foodservice Facility as 7-ELEVEN deems appropriate, and charge FRANCHISEE's Open Account for the cost of such removal and of restoring the Store to its previous condition, or (ii) pursue all other remedies available to it under this Agreement. Notwithstanding the foregoing or anything in this Agreement to the contrary, in the event that FRANCHISEE's breach involves a grievous failure to comply with any of the standards set forth in the Foodservice Operations Manual intended to protect the health of persons consuming items prepared in the Foodservice Facility, or with federal, state, or local health regulations, 7-ELEVEN may, in its sole discretion, cause FRANCHISEE to immediately cease the service of any or all items from the Foodservice Facility, and FRANCHISEE shall not resume such service until such time as that breach has been cured to the sole satisfaction of 7-ELEVEN.

       7-ELEVEN may enter upon the premises and take possession of the Store, Equipment, Inventory, Receipts, cash register fund, money order blanks, bank drafts, and Store supplies and continue the operation of
the  Store  for  the benefit            and   account   of  FRANCHISEE  (or
applicable heirs or legal representatives) pending the expiration or termination of this Agreement, or resolution of any dispute if: (i) the Store is not open for operation as provided in Exhibit D; (ii) a FRANCHISEE dies or becomes incapacitated (except as otherwise provided in Exhibit F -- "Survivorship"); or (iii) in the opinion of 7-ELEVEN, a divorce, dissolution of marriage, or felony proceeding involving a FRANCHISEE jeopardizes the operation of the Store or the 7-Eleven Image. FRANCHISEE, on behalf of himself, his heirs, and his legal representatives, consents to such operation of the Store by 7-ELEVEN, and releases and indemnifies 7-ELEVEN from any liability arising in connection with its operation of the Store pursuant to the terms of this Paragraph 17.

       18. MAINTENANCE AND UTILITIES. Except to the extent otherwise assumed by 7-ELEVEN, FRANCHISEE shall be responsible for all maintenance, repairs, replacements, janitorial services, and expenses relating to the Store and Equipment, including: (i) maintenance of the Store, Equipment, other property in the Store, and landscaped areas in a clean, attractive, orderly, safe, and sanitary condition (and, where applicable, in accordance with those minimum standards set forth in the Foodservice Operations Manual) and in good repair and operating condition, reasonable wear  and  tear  excepted;  (ii)

10

replacement of light bulbs, ballasts, vault doors, glass, and door closers on the Store and Equipment; and (iii) cleaning of the parking lot and walk areas (including snow and ice removal), and interior of the Store.

       Except to the extent otherwise assumed by 7-ELEVEN or provided pursuant to the terms of any master lease of the Store, FRANCHISEE shall have contracts with reputable firms for maintenance of the Store and Equipment, and, if determined by 7-ELEVEN to be appropriate or necessary, for the landscaped areas outside the Store. Contracts for maintenance of the Store and Equipment shall either be those available through 7-ELEVEN, or shall cover services comparable to those provided under contracts available through 7-ELEVEN. Contracts for maintenance of the Store and Equipment must not include any maintenance services on the HVAC Equipment.
       Contracts for maintenance of the Store and Equipment, other than those available through 7-ELEVEN, shall provide for the performance of services, including preventative maintenance services, comparable to those services available from 7-ELEVEN at the time such contract is entered, and be with reputable, financially responsible firms, which (i) maintain adequate insurance and bonding; (ii) have personnel who are factory trained to service equipment of the type in the Store; and (iii) maintain an adequate supply of parts for the Equipment and tools. Contracts for landscape maintenance shall be with reputable, financially responsible firms. FRANCHISEE shall provide 7ELEVEN with a copy of any contract for maintenance which it enters with any outside maintenance firm.
       If the Store, the Equipment, or the landscape is not so maintained, and such condition continues 72 hours after notice or exists upon expiration or termination, 7-ELEVEN may cause such maintenance to be performed at FRANCHISEE's expense and/or may obtain maintenance contracts for the Store and Equipment and charge the FRANCHISEE for same. 7-ELEVEN shall, when it deems necessary: (i) repaint and repair the interior and exterior of the Store; (ii) replace Equipment, including, but not limited to, cash registers and point-ofsale computers; (iii) replace plate glass in front windows and front doors; (iv) repair the floor covering, exterior walls, roof, foundation, and parking lot; (v) maintain the structural soundness of the Store; (vi) pay for sewer, water, gas, heating oil, and electricity for operation of the Store; and (vii) maintain the HVAC Equipment; and FRANCHISEE hereby consents to such actions by 7-ELEVEN. 7-ELEVEN may charge the FRANCHISEE for any of the foregoing repairs, if, in 7-ELEVEN's opinion, such repairs are occasioned by FRANCHISEE's abuse or neglect. FRANCHISEE shall not modify, alter, or add to the Store or Equipment or discontinue use pursuant to the 7-Eleven System of any of the Equipment without the prior written consent of 7-ELEVEN.

      19.        TAXES.  7-ELEVEN shall pay all real and personal  property
taxes  on   the  Store  and Equipment (specified  in  Exhibits  A  and  B).
FRANCHISEE shall be solely responsible for and pay all other taxes, including, but not limited to, sales, inventory, payroll, business, and income taxes.

11

        20. ADVERTISING. 7-ELEVEN shall provide FRANCHISEE with advertising materials included in the 7-Eleven System and may arrange such advertising of the Service Mark, the Related Trademarks, merchandise sold by 7Eleven Stores, or the 7-Eleven System as 7-ELEVEN in its sole opinion desires. FRANCHISEE shall properly utilize the Foodservice point-of-sale support and layouts designated by 7-ELEVEN in accordance with the design of the Foodservice Facility. 7-ELEVEN may, at its cost and in its discretion, at any time add to or change the signage in the Foodservice Facility. FRANCHISEE may be requested to participate in the costs of certain programs. FRANCHISEE may engage in such advertising as FRANCHISEE desires if that advertising accurately portrays any use of the Service Mark or the 7-Eleven System, does not jeopardize the 7-Eleven Image, pertains only to operation of the Store, is in compliance with all applicable laws, and does not breach any agreement binding on either party. Any advertising or display of the Service Mark by FRANCHISEE must have the prior approval of 7-ELEVEN.

        21.          INDEPENDENT  CONTRACTOR.     FRANCHISEE  shall  be   an
independent contractor and shall control the manner and means of the operation of the Store and exercise complete control over and responsibility for all labor relations and the conduct of FRANCHISEE's agents and employees, including, but not limited to, the day-to-day operations of the Store and all Store employees. FRANCHISEE and FRANCHISEE's agents and employees shall not (i) be considered or held out to be agents or employees of 7-ELEVEN or (ii) negotiate or enter any agreement or incur any liability in the name or on behalf of, or that
purports  to  bind,  7-ELEVEN.         No  actions  taken  by  FRANCHISEE or
FRANCHISEE's agents or employees shall be deemed to be actions obligating 7ELEVEN. FRANCHISEE acknowledges that nothing herein shall create a fiduciary or similar relationship with 7-ELEVEN.

       22. NONWAIVER. No act or omission by either party shall waive any right under or breach by the other of this Agreement unless such party executes and delivers a written waiver. The waiver by either party of any right under or breach of this Agreement shall not be a waiver of any subsequent or continuing right or breach. Specifically, but not by way of limitation, the acceptance of the 7-Eleven Charge shall not be a waiver of any pre-existing breach of the Lease provisions of this Agreement, regardless of 7ELEVEN's knowledge of such pre-existing breach at the time of acceptance of such payment.

       23. DISCLOSURE. FRANCHISEE consents to disclosure by 7-ELEVEN to anyone of any information relating to this Agreement or contained in the Bookkeeping Records or Financial Summaries.

       24. FORCE MAJEURE. Neither party shall be liable in damages to the other for any failure or delay in performance due to any governmental act or regulation, war, civil commotion, earthquake, fire, flood, or other disaster, or similar event, or for any other event beyond such party's control, if such party shall take all reasonable steps to mitigate damages caused by such failure or delay.

12

      25. NOTICES. Notices shall be in writing and (i) delivered in person; (ii) mailed return receipt requested and postage paid; or (iii) delivered to FRANCHISEE's designee, as set forth in a written notice to 7-ELEVEN thereof or, if FRANCHISEE's designee cannot be promptly located, to an employee of FRANCHISEE at the Store, followed by mailing of such notice to FRANCHISEE, return receipt requested and postage paid. All notices by mail shall be addressed as follows: if to FRANCHISEE, to the address of the Store or the address shown on the signature page; and if to 7-ELEVEN, to the address shown on the signature page. Addresses may be changed by notice. Notices delivered to FRANCHISEE's designee or to
an  employee  of FRANCHISEE  shall  be  deemed received  24   hours   after
such delivery. Notices by mail shall be deemed received 3 days after mailing. Notwithstanding the foregoing, in the event of the death of FRANCHISEE, if (i) there is no surviving FRANCHISEE, (ii) the FRANCHISEE has not properly given notice to 7-ELEVEN of a person whom the FRANCHISEE believes is qualified and wishes to have the opportunity to franchise the Store after the death of FRANCHISEE, and (iii) there is no heir of FRANCHISEE known to 7-ELEVEN, notices may be given by publication of such notices in a newspaper of general circulation in the county where the Store is located, for a period of five days, to be published not less than five nor more than twenty days after 7-ELEVEN learns of the death of FRANCHISEE.

       26. RENEWAL OF FRANCHISE. Upon the Expiration Date of the Agreement, other than termination by FRANCHISEE or by mutual agreement of FRANCHISEE and 7-ELEVEN, 7-ELEVEN will renew the franchise, provided the following conditions have been met: (i) 7-ELEVEN, in its sole discretion unilaterally elects to keep the Store open as a 7-Eleven Store; (ii) renewal and continued operation of the Store is permitted by law; (iii) the FRANCHISEE has met the Current Standards, described below, current at the time of notice (given approximately two years in advance of the Expiration Date), as determined by 7-ELEVEN, utilizing the then current Operational Review;
(iv) the FRANCHISEE is not in Material Breach of the Agreement on the Expiration Date; (v) the FRANCHISEE has had a Net Worth in an amount equal to that required by Paragraph l3 hereof, for the one (l) year immediately prior to the Expiration Date; (vi) the FRANCHISEE executes and delivers to 7-ELEVEN the then current class of Agreement available for renewal of franchises, but with no franchise or renewal fee, and a mutual termination and release of this Agreement; (vii) the FRANCHISEE has not been served with three or more notices of Material Breach of the Agreement within the two (2) years prior to the Expiration Date; and (viii) the FRANCHISEE has completed any additional training requested by 7-ELEVEN, provided that, 7-ELEVEN shall bear those same types of costs for such training as are set forth in Exhibit D, and in reasonable amounts.

       Approximately two (2) years prior to the Expiration Date, the FRANCHISEE will be notified in writing of these renewal conditions, and
FRANCHISEE shall participate in an Operational Review, which will be performed to determine whether FRANCHISEE's operation meets the Current Standards. The FRANCHISEE will then be informed in writing of those areas of FRANCHISEE's operation which do not meet the Current Standards. Thereafter, FRANCHISEE shall continue to participate in the Operational Review process, and 7-ELEVEN will provide FRANCHISEE with quarterly status reports on whether or not FRANCHISEE

13

is meeting Current Standards. In the event that a FRANCHISEE's operation is determined not to be in compliance with the Current Standards, the FRANCHISEE will be so advised approximately six (6) months (or such longer period as may be required by applicable law) prior to the
Expiration Date and the FRANCHISEE will have the opportunity to sell his or her interest in the franchise for a premium in accordance with the provisions contained in the Agreement, within that six (6) month period (or such longer period as may be required).

       In the event that 7-ELEVEN is not, at the time of such renewal, offering a current form of Store Franchise Agreement, and is not at that time attempting to effect a registration of a current form of Store Franchise Agreement, then, if permitted by applicable law, 7-ELEVEN will renew the franchise on the same terms and conditions as set forth herein.
       27. ASSIGNMENT. FRANCHISEE's interest under this Agreement shall not be encumbered, transferred, or assigned in any way,
partially    or   completely,   unless,   as  conditions  precedent:    (i)
FRANCHISEE authorizes 7ELEVEN to provide the transferee with, and the transferee executes, a disclosure form containing a waiver and a release by the transferee of any claim against 7-ELEVEN for any amount paid to, or representation made by, FRANCHISEE; (ii) the transferee is offered, and executes, at 7-ELEVEN's option, the then current form of the "7-Eleven Store Franchise Agreement" or an assumption of this Agreement (in either event providing for the then current initial investment, 7-Eleven Charge, Franchise Fee and all other current terms), completes the then required training, and is otherwise determined to be qualified in 7-Eleven's sole opinion; (iii) FRANCHISEE executes, at 7-ELEVEN's option, a mutual termination and release of this Agreement, or an assignment of this Agreement and release, and an indemnity for any claim by the transferee; (iv) any amount due 7-ELEVEN is paid in full and arrangements satisfactory to 7-ELEVEN are made for the payment of any amount which may become due upon delivery of final Financial Summaries, including, at 7-ELEVEN's option, the payment of all premium monies, to be received by FRANCHISEE for the franchise, into the Open Account; (v) the Agreement has not been terminated and no termination is pending; and (vi) 7-ELEVEN shall have been given at least 5 business days (Monday through Friday) written right of first refusal by FRANCHISEE, upon the same terms. All documents must be acceptable to the parties. Subsequent to the assignment of FRANCHISEE's interest under this Agreement, FRANCHISEE shall have no further right, claim or interest in or to the franchise, the Store, or any assets used or acquired in conjunction therewith.

       28. TERMINATION. This Agreement may be terminated by 7-ELEVEN (subject to FRANCHISEE's right to cure as set forth below) for the occurrence of any one or more of the following events (each of which FRANCHISEE acknowledges is a Material Breach and constitutes good cause for termination):

            a.   Upon  45 calendar days notice to FRANCHISEE, and   subject
to  FRANCHISEE's   right to cure as set forth herein, in the  event   that:
(i)

14

FRANCHISEE fails to operate the Store at least the hours set forth in Exhibit D or otherwise agreed to, in writing, prior to said reduction, unless said reduction in hours of operation: (A) is the result of governmental regulation, (B) does not result in less than the hours of operation required for a Minimum Hour Operation, and (C) is not directly or indirectly caused by FRANCHISEE's acts or failure to act; (ii) FRANCHISEE fails to use standardized trademarked containers; (iii)
FRANCHISEE fails to comply with any agreement (including a master lease pertaining to the Store or Equipment) to which 7-ELEVEN is a party and a copy of the pertinent provisions of which has been provided to FRANCHISEE prior to the execution of this Agreement, or with the usual and normal terms of any lease transaction 7-ELEVEN may enter into regarding the Store or Equipment; (iv) FRANCHISEE fails to use the Store or Equipment solely in connection with FRANCHISEE's operation of the store; (v) FRANCHISEE fails properly to maintain the Store and Equipment; (vi) FRANCHISEE fails to obtain the prior written consent of 7-ELEVEN to make additions to the Store or Equipment or discontinue use pursuant to the 7 Eleven System of any of the Equipment; (vii) FRANCHISEE fails to remit insurance proceeds to 7-ELEVEN, which proceeds are due and owing to 7 ELEVEN pursuant to the terms of this Agreement; (viii) FRANCHISEE fails to indemnify 7-ELEVEN as required under the terms and conditions of Paragraph 16 of this Agreement; (ix) FRANCHISEE fails to provide any records or reports required by 7-ELEVEN or fails to cooperate in obtaining information from FRANCHISEE's vendors; (x) FRANCHISEE fails to comply with any provisions of Paragraph 33 hereof; or (xi) FRANCHISEE fails to comply with the quality or other reasonable operating standards as from time to time established and set forth in the Foodservice Operations Manual, where applicable.

       b. Upon 30 calendar days notice to FRANCHISEE, and subject to FRANCHISEE's right to cure as set forth herein, in the event that: (i) Net Worth is less than the minimum determined pursuant to Paragraph 13 of this Agreement, but more than an amount equal to one-half of the dollar amount of FRANCHISEE's minimum Net Worth or $l0,000, whichever is greater;(ii) FRANCHISEE improperly uses, through advertising or otherwise, or jeopardizes the Service Mark, the Related Trademarks, or the goodwill represented by any of them, or copyrights or advertising owned or licensed by 7-ELEVEN, the Store, the 7-Eleven System, or the 7 Eleven Image; (iii) FRANCHISEE purchases or sells any Proprietary Product or other product bearing the Service Mark which has been obtained from a source not authorized to produce or deal in such goods, the purchase of which by FRANCHISEE has been duly reported to 7-ELEVEN; (iv) FRANCHISEE fails to pay timely any taxes or debts connected with the Store which FRANCHISEE is obligated to pay or a tax lien is imposed upon the FRANCHISEE which affects the Store; (v) FRANCHISEE fails to maintain worker's compensation coverage; (vi) FRANCHISEE fails to maintain an Inventory of a type, quantity, quality and variety consistent with the 7 Eleven Image or fails to carry in the Store at any time any of the Proprietary Products listed on Exhibit G to this Agreement, as may be amended from time to time; (vii) FRANCHISEE fails to notify 7-ELEVEN in

                                  15

an accurate and timely manner of discounts, allowances or premiums received by FRANCHISEE, or FRANCHISEE's retail selling prices; (viii) FRANCHISEE fails to obtain or continue any license, permit, or bond necessary, in 7-ELEVEN's opinion, for FRANCHISEE's operation of the Store; (ix) FRANCHISEE violates or fails to comply with any governmental law, rule, regulation, ordinance or order relating to the operation of the Store (specifically including, but not limited to, those relating to the sale of alcoholic beverages); (x) FRANCHISEE fails to repay the loan from 7-ELEVEN in accordance with this Agreement in the event the unpaid balance in the Open Account becomes immediately due and payable; (xi) FRANCHISEE fails to pay the 7-Eleven Charge when due.

      c. Upon 30 calendar days notice to FRANCHISEE, and with no right to cure, in the event that: (i) a voluntary or involuntary petition in bankruptcy is filed by or against FRANCHISEE, FRANCHISEE makes an assignment for the benefit of creditors, or a receiver or trustee is appointed; (ii) FRANCHISEE attempts to encumber, transfer, or assign, in part or in whole, any interest under the Agreement in breach of the terms and conditions set forth in Paragraph 27 of this Agreement; (iii) FRANCHISEE is convicted of, or pleads "Nolo Contendere" to, a felony not involving moral turpitude; (iv) FRANCHISEE fails to maintain an independent contractor relationship with 7-ELEVEN; (v) FRANCHISEE purchases or sells any Proprietary Product or other product bearing the Service Mark which has been obtained from a source not authorized to produce or deal in such goods, the purchase of which by FRANCHISEE has not been duly reported to 7-ELEVEN; or (vi) FRANCHISEE misrepresents, misstates, or fails or omits to provide material information required as a part of the qualification process.

        d. Upon 3 Business Days (excluding weekends and legal holidays) notice to FRANCHISEE, and subject to FRANCHISEE's right to cure as set forth herein, in the event that: (i) FRANCHISEE's Net Worth is less than the minimum determined pursuant to Paragraph 13 of this Agreement and less than an amount equal to one-half of the dollar amount of FRANCHISEE's minimum Net Worth or $10,000, whichever is greater; (ii) FRANCHISEE fails to properly record, deposit, deliver, or expend and report Receipts or to deliver deposit slips, cash reports and all supporting documents, receipts for cash purchases, and invoices or other reports of Purchases; (iii) FRANCHISEE, at any time during Normal Operating Hours, fails to permit any Audit provided for in Paragraph 12 of this Agreement or denies access to any part of the Store, Equipment, Inventory, Receipts, cash register fund, cash register receipts or readings, amusement machine, banking and other equipment readings, money order blanks, bank drafts, or Store supplies.

      e. Upon 3 Business Days notice to FRANCHISEE, and with no right to cure, in the event that: (i) FRANCHISEE vacates, deserts or otherwise abandons the Store, provided that immediately upon 7-ELEVEN's determination that the Store has been abandoned, 7-ELEVEN may take possession of the Store pursuant to the provisions of Paragraph 17 hereof

16


and  operate the Store for FRANCHISEE's benefit during such notice  period;
or   (ii) a FRANCHISEE is convicted of, or pleads "Nolo Contendere" to  any charge which involves moral turpitude.

      Unless otherwise specified, and if FRANCHISEE has not previously been served with two notices of termination for any Material Breach within the three (3) years prior to the occurrence of a third Material Breach, FRANCHISEE shall have the right to cure any Material Breach set forth above prior to the expiration of the notice period for termination due to that Material Breach (or such shorter period as may be imposed by law or by any agreement to which 7-ELEVEN is a party), by taking such actions as 7-ELEVEN may reasonably determine to be necessary to restore 7-ELEVEN to substantially the same condition it would have held but for FRANCHISEE's breach.
        Notwithstanding the three Business Days notice provision above, FRANCHISEE shall have the right to an extended 30-day notice of termination, commencing on the date the termination notice is served upon FRANCHISEE, for any Material Breach if, prior thereto, FRANCHISEE has obtained Security Certification from 7-ELEVEN.
      If FRANCHISEE has failed to obtain Security Certification prior to notice of termination, FRANCHISEE may nevertheless obtain Security Certification by increasing Net Worth to 85% of FRANCHISEE's Security Asset Level, prior to the expiration of the notice period, at which time the termination date shall be extended to 30 days from the date of the original notice; provided however, that all other provisions of the notice of termination shall remain binding and effective.
       If FRANCHISEE fails to maintain all necessary requirements for Security Certification, 7-ELEVEN shall have the right to revoke same. If the revocation occurs while an extended 30-day notice of termination is in effect, FRANCHISEE shall be served written notice specifying the new date for termination, which date shall be not less than three Business Days from the date of such notice. FRANCHISEE shall thereafter have one opportunity prior to termination to regain Security Certification and have the termination date resetto the date which was in effect immediately prior to the time that theSecurity Certification was revoked, by increasing Net Worth through paid-in capital to an amount equal to at least 85% of FRANCHISEE's Security Asset Level as calculated immediately prior to the date that the notice of termination was received.

       This   Agreement  also may be terminated by: (i)  agreement  between the parties, (ii) by FRANCHISEE upon at least 72 hours (or shorter, if accepted by 7-ELEVEN) notice, or (iii) as provided in Paragraph 27.

       This Agreement may also be terminated by 7-ELEVEN upon at least 30 calendar days notice (or longer if required by law) in the event a FRANCHISEE dies or becomes incapacitated (except, if there is more than one FRANCHISEE and only one dies or becomes incapacitated, 7-Eleven may continue this Agreement with the survivor or person not so incapacitated, or upon written

17

request   by   7-ELEVEN,  7-ELEVEN may execute  with  same  a  new   "Store
Franchise  Agreement"                                             for   the
Store in the then current form, but not differing in any financial terms from this Agreement, for the remainder of the existing term of this Agreement).

      This Agreement will terminate prior to the Expiration Date (i) 30 days prior to the loss of 7-ELEVEN's Leasehold Rights, (ii) upon a condemnation or transfer in lieu of condemnation which results in 7-ELEVEN's determination not to continue the Store as a 7-Eleven Store,
(iii) upon casualty damage to the Store building or Equipment which cannot reasonably be repaired or replaced within 30 calendar days, or (iv) upon closing of the Store required by law (if such closing was not the result of a violation by 7ELEVEN). In the event that this Agreement is so terminated, FRANCHISEE may, for a period of 180 days following such termination, elect either to transfer to another 7-Eleven Store available for franchise (a "Transfer") or to receive a refund of a portion of the
Franchise  Fee  paid  by  FRANCHISEE  (a  "Refund"),  on  the   terms   and
conditions set forth below. If at the end of such 180 day period FRANCHISEE has not expressly elected otherwise, FRANCHISEE shall be deemed to have elected the Refund provision.
      In order to elect the Transfer, FRANCHISEE shall either sign a Store Franchise Agreement or the Transfer Election Form. Once the election is made, the transfer shall be completed, after reasonable prior notice, within a reasonable time. The following shall be conditions precedent to FRANCHISEE's ability, if eligible, to elect a Transfer: (i) FRANCHISEE may not be selling or assigning FRANCHISEE's interest in the Store for a premium, or transferring such interest to a third party pursuant to any available transfer mechanisms; (ii) the FRANCHISEE must not be in Material Breach of this Agreement at the time of such election; (iii) the FRANCHISEE must have had a Net Worth in an amount equal to that required by this Agreement, for the one (l) year immediately prior to the time of such election; (iv) the FRANCHISEE must execute and deliver to 7-ELEVEN the then current class of Agreement available for 7-Eleven franchises in the area in which the store to which FRANCHISEE wishes to transfer is located, but with no franchise fee, and a mutual termination and release of this Agreement; (v) the
FRANCHISEE must not have been served with three or more notices of Material Breach of this Agreement within the two (2) years prior to the time of such election; and (vi) the FRANCHISEE must complete any additional training requested by 7-ELEVEN, provided that 7-ELEVEN shall bear those same types of costs for such training as are set forth in
Exhibit D. Provided that these conditions have been satisfied, if FRANCHISEE elects a Transfer, said Transfer may be to any 7Eleven Store which is available for franchise, and for which FRANCHISEE is qualified. 7-ELEVEN shall not be responsible for any moving or relocation expenses of FRANCHISEE or for the payment of any premium amount, broker's fee, or any other payment to a third party arising in connection with such Transfer. No damages shall be payable by 7-ELEVEN to FRANCHISEE if one of the events giving FRANCHISEE the right to elect a Transfer or Refund occurs prior to the expiration of ten (10) years following the Effective Date of this Agreement, and the Transfer, or the Refund described in the immediately succeeding paragraph in lieu of the Transfer, shall be FRANCHISEE's sole remedy in such event. In the event 7-ELEVEN's Leasehold Rights expire or are
18

terminated (and are not renewed or otherwise extended) as a result of the acts or omissions of FRANCHISEE or FRANCHISEE's employees, the Term shall expire at the expiration or termination of 7-ELEVEN's Leasehold Rights, and FRANCHISEE shall have no right to a Transfer or Refund.

      If FRANCHISEE is eligible for and elects a Refund, the amount of said refund shall be computed by deducting from the Franchise Fee paid by FRANCHISEE upon the execution of this Agreement a Base Fee of $20,000. The remainder after such deduction shall be divided by 120. The resulting amount multiplied by the number of calendar months from the first day of the month next following the time FRANCHISEE elects to receive the refund through the month of the scheduled Expiration Date shall be refunded to FRANCHISEE.

      The following shall be conditions precedent toFRANCHISEE's ability, if eligible, to elect a Refund: (i) FRANCHISEE may not be selling or assigning FRANCHISEE's interest in the Store for a premium, or transferring such interest to a third party pursuant to any available transfer mechanisms; (ii) the FRANCHISEE must not be in Material Breach of this Agreement at the time of such election; (iii) the FRANCHISEE must have had a Net Worth in an amount equal to that required by the Agreement, for the one (l) year immediately prior to the time of such election; (iv) the FRANCHISEE must execute a mutual termination and release of this Agreement; and (v) the FRANCHISEE must not have been served with three or more notices of Material Breach of this Agreement within the two (2) years prior to the time of such election. No Transfer or Refund shall be available in the event that the
Agreement  is  terminated   by   7-ELEVEN  for   cause,  or  in  the  event
FRANCHISEE voluntarily terminates the Agreement. If eligible, the FRANCHISEE may select either a Refund or a Transfer, and in no event shall FRANCHISEE have the right to both a Refund and a Transfer.

      29. REFUND OF FRANCHISE FEE. If FRANCHISEE's interest under this Agreement is not being transferred to a third party, then upon l0 days notice given to 7-ELEVEN, within l70 days from the Effective Date, FRANCHISEE may terminate this Agreement and, upon FRANCHISEE's execution of a mutual termination and release (acceptable to 7-ELEVEN) and compliance with all other terms of this Agreement, 7-ELEVEN shall refund without interest an amount equal to the Franchise Fee less the training expenses set forth in Exhibit D which have been reimbursed or paid by 7-ELEVEN and less the costs set forth in Paragraph 30 upon a termination; provided, however, that if FRANCHISEE is a Previous Franchisee or a Renewing Franchisee, an amount equal to l0% of the Franchise Fee shall be deducted from such refund. This right to a refund is in no way related to the Refund right described in Paragraph 28.

     30. CLOSE OUT PROCEDURE. Upon any expiration or termination of this Agreement, FRANCHISEE shall: (i) peaceably surrender the Store and Equipment (without additional notice, except as required by law and not waivable, all other notices to quit or vacate being expressly waived by FRANCHISEE) in as good condition as when received by FRANCHISEE, normal wear and tear excepted;
19

(ii) transfer the final Inventory (for the Cost Value of the final Inventory), of a type, quantity, quality, and variety consistent with the 7-Eleven Image, to 7-ELEVEN, or, at 7-ELEVEN's option, to the transferee (but only if any amount due 7-ELEVEN is paid in full and arrangements satisfactory to 7-ELEVEN are made for the payment of any amount which may become due 7-ELEVEN upon delivery of final Financial Summaries); (iii) transfer to 7-ELEVEN the Receipts, cash register fund, pre-paid Operating Expenses, money order blanks, bank drafts, and Store supplies; (iv) cease using the Service Mark, the Related Trademarks, and the 7-Eleven System, including the Trade Secrets; (v) return FRANCHISEE's copy of the Franchise Systems Manual and of the Foodservice Operations Manual; and (vi) return all Trade Secrets and other 7-Eleven System material.

      Within   l0  days after such surrender and transfer, 7-ELEVEN  shall:
(i) credit FRANCHISEE for such Receipts, cash register fund, prepaid Operating Expenses, usual and reasonable amounts of Store supplies, the amount received by or due from 7-ELEVEN for transfer of the final Inventory, and $100 if FRANCHISEE's copy of the Franchise Systems Manual and of the Foodservice Operations Manual is returned; (ii) charge FRANCHISEE a $200 closing fee; and (iii) remit to FRANCHISEE any amount by which 7-ELEVEN estimates the Net Worth (excluding any amount due FRANCHISEE under Paragraph 29) will exceed the greater of $l0,000 or twenty-five percent (25%) of FRANCHISEE's Total Assets. Within 75 days after the last day of the month in which such surrender and transfer occurs, 7-ELEVEN shall deliver to FRANCHISEE final Financial Summaries together with any credit balance in the Open Account. Upon delivery of the final Financial Summaries, any unpaid balance in the Open Account shall be due and payable in full and FRANCHISEE shall immediately pay same to 7-ELEVEN. Any property belonging to FRANCHISEE and left in the Store after such surrender and transfer shall belong to 7-ELEVEN.

      3l.          ARBITRATION.    The parties may,  by  mutual  agreement,
provide that any controversy relating to this Agreement shall be settled by individual arbitration. Unless the parties expressly agree otherwise, such arbitration shall be conducted in accordance with the rules of the American Arbitration Association; provided that, if such rules are contrary to this Agreement, this Agreement shall control. The parties shall bear their own expenses and shall share equally all expenses of the arbitrator(s) and the American Arbitration Association. If the parties do not mutually agree to arbitration, each party may pursue any rights and remedies available at law or in equity.

      32. GOVERNING LAWS AND SEVERABILITY. This Agreement shall be governed by and construed according to the laws of the state where the Store is located. If, however, any provision, or portion hereof in any way contravenes the laws of any state or jurisdiction where this Agreement is to be performed, such provision, or portion thereof, shall be deemed to be modified to the extent necessary to conform to such laws, and still be consistent with the parties' intent as evidenced herein, or if such modification is impossible, to be deleted here from. If any part of this Agreement for any reason shall be declared invalid such decision shall not affect the validity of any remaining portion, which shall remain in full force

20

and   effect.   In the event that any material provision of this  Agreement shall be stricken or declared invalid, 7-ELEVEN reserves the right to terminate this Agreement.

      33. PERSONAL QUALIFICATION. This Agreement is being entered into by 7ELEVEN with the person(s) named on the signature page, upon the personal qualifications of, and upon the representation and agreement that the following person(s) will be the FRANCHISEE(S) of and will actively and substantially participate in the operation of the Store and will have full managerial authority and responsibility for the operation of the Store. No changes in the ownership and/or control of the franchise shall be made without the prior written approval of 7-ELEVEN.

        34. COMPLETE AGREEMENT. THIS AGREEMENT, ANY OTHER AGREEMENTS SPECIFIED IN EXHIBIT D, AND THE EXHIBITS, AMENDMENTS, AND ADDENDA (WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS AGREEMENT) CONTAIN ALL AGREEMENTS BETWEEN FRANCHISEE AND 7-ELEVEN AND COVER THEIR ENTIRE RELATIONSHIP CONCERNING THE STORE, ALL PRIOR OR CONTEMPORANEOUS PROMISES, REPRESENTATIONS, AGREEMENTS, OR
UNDERSTANDINGS BEING EXPRESSLY MERGED AND SUPERSEDED. NO AGENT OR EMPLOYEE OF 7-ELEVEN IS AUTHORIZED TO MAKE ANY MODIFICATION, ADDITION, OR AMENDMENT TO OR WAIVER OF THIS AGREEMENT UNLESS IN WRITING AND EXECUTED BY AN ASSISTANT SECRETARY OF 7-ELEVEN. FRANCHISEE REPRESENTS AND WARRANTS THAT ALL INFORMATION PROPERLY REQUESTED HAS BEEN SUPPLIED AND THAT NO REPRESENTATIONS HAVE BEEN MADE BY 7-ELEVEN (OR ANY AGENT OR EMPLOYEE) OR RELIED UPON BY FRANCHISEE AS TO THE FUTURE OR PAST INCOME, EXPENSES, SALES VOLUME OR POTENTIAL PROFITABILITY, EARNINGS OR INCOME OF THE STORE OR ANY OTHER LOCATION, OTHER THAN THE INFORMATION PROVIDED IN
ITEM  XIX  OF    7-ELEVEN'S   UNIFORM  FRANCHISE  OFFERING   CIRCULAR   AND
SITE    SPECIFIC  INFORMATION            PROVIDED  IN   7-ELEVEN'S    "HERE
ARE  THE  FACTS"  SUPPLEMENTAL DISCLOSURE.

       35. SAVINGS CLAUSE. All obligations imposed by Paragraphs 16, 18,30, and 31 hereof which are not discharged prior to termination or expiration of this Agreement shall remain binding and effective until fully discharged, to the sole satisfaction of 7-ELEVEN.



21

       IN WITNESS WHEREOF, FRANCHISEE and 7-ELEVEN have executed this Agreement this ________________ day of ___________________________________,
19________.
7-ELEVEN: THE SOUTHLAND CORPORATION
_______________________________
____________________________________
Signature                                 Signature
_______________________________
____________________________________
Market Manager                            Assistant Secretary
Full Name (Typed)                         Full Name (Typed)

7-Eleven                                                    Office/Store
No.__________________________________________________

________________________________________________________________________
___ Address of Office                               Street

________________________________________________________________________
      ___ City                   State                      Zip

                                 FRANCHISEE(S)

______________________________
____________________________________
Signature                              Signature

______________________________
____________________________________
Full Name (Typed)                      Full Name (Typed)

Witness:_______________________                                 Witness:
___________________________
Witness of Above Signature             Witness of Above Signature

________________________________________________________________________
___ Address of Franchisee's Residence   Street

________________________________________________________________________
     ___ City                      State                        Zip






                                       22


                                              EXHIBIT 10.(ii)B(1) - A
                                    EXHIBIT A
                                      STORE
          FRANCHISEE ACCEPTS THE STORE AS IS IN ITS CONDITION
        ON THE DATE HEREOF, EXCEPT AS SPECIFICALLY NOTED HEREON.

This Exhibit is based on information available or furnished to 7 ELEVEN on the date hereof. It is accurate to the best of 7-ELEVEN's knowledge and belief. A complete copy of any master lease is available on request. If there are any questions concerning this Exhibit or if a more complete explanation of any item is desired, please contact the Market Manager. If now owned by 7-ELEVEN, the Store may be sold and leased back. If leased by 7-ELEVEN, the Lease to FRANCHISEE is (or then will be) a sublease and the pertinent provisions of the master lease are included on Exhibit A (or will be on a revision). 7-ELEVEN reserves the right to designate the area in which amusement type machines will be located. 7-ELEVEN reserves from the Lease and/or Common Area such portions as it designates for: installation of banking or other similar equipment, attended or self service gasoline, a photo kiosk, or signs or bill boards, and such additional areas as 7-ELEVEN deems necessary for the installation, maintenance, repair, and operation of appurtenant equipment and 7 ELEVEN shall have unobstructed non-exclusive ingress and egress in connection therewith. FRANCHISEE agrees that 7-ELEVEN may at any time remodel the Store in accordance with one of 7-ELEVEN's remodel programs.

7-Eleven Store No.____________  Street________________________________

______________________________________________________________________

City                               State                         Zip

[ ]   Plot Plan Attached

[ ]   Owned by 7-ELEVEN:

       Legal description of the property (attach copy from deed).

     Special Provisions;

       Use/Merchandise Restrictions:

       Other:

[ ]   All or any portion leased by 7-ELEVEN:
          Legal description of property (attach copy from master lease).

The present term of the master lease expires on the ______ day of _______________________, ________. 7-ELEVEN has no obligation to
renew  or  exercise  any option to extend the master  lease.   If  the

                                       1

master  lease is not renewed, the term of this Agreement shall  expire

30 days prior to the expiration of the master lease.

     Special Charges:

       Maintenance:

       Co-operative Advertising:

       Common Area (including landscaped areas):

       Other:

     Special Provisions:

          Hours:

          Signs:

          Parking:

          Use/Merchandise Restrictions:

          Exclusives:

          Condemnation:

          Rules and Regulations:

          Other:

[ ]   State and Local Ordinances

     Zoning:

     Signs:

     Hours:

     Parking:

     Alcoholic Beverages:

     Gasoline:

     Other:

                                       2

FRANCHISEE: _______________________ (Signature)

FRANCHISEE:  _______________________ (Signature)

7-ELEVEN:  __________________________ (Signature)

DATE:      _______________________________
           3
                                       EXHIBIT 10.(ii)B(1)-B

EXHIBIT B

EQUIPMENT

        FRANCHISEE ACCEPTS THE EQUIPMENT AS IS IN ITS CONDITION
ON THE DATE HEREOF, EXCEPT AS SPECIFICALLY NOTED HEREON.

This Exhibit is based on information available or furnished to 7-ELEVEN on the date hereof. It is accurate to the best of 7-ELEVEN's knowledge and belief. A complete copy of any master lease is available on request. If there are any questions concerning this Exhibit or if a more complete explanation of any item is desired, please contact the Market Manager. If now owned by 7-ELEVEN, the Equipment may be sold and leased back. If leased by 7-ELEVEN, the Lease to FRANCHISEE is (or then will be) a sublease and the pertinent provisions of the master lease are (or will be) applicable. 7-ELEVEN may, at its discretion, replace any of the Equipment, including, but not limited to, cash registers and point of sale computers. Any of the
Equipment may be removed, or new Equipment (of a type or category other than currently exists) added, by 7-ELEVEN. New or additional 7-ELEVEN Equipment shall be added to this list.

7-Eleven Store No.___________________________


                                                              7-ELEVEN
                                                              --------
Description      Make     Model     Serial  No.     7-E   ID       Owned
Leased
-----------     ----    -----    ----------    ------     -----     ----
--







                                1

                                                              7-ELEVEN
                                                              --------
Description      Make     Model     Serial  No.     7-E   ID       Owned
Leased
-----------     ----    -----    ----------    ------     -----     ----
--




The   following  Gasoline and other specified equipment,  and  any   and
all  replacements   or   additions  thereto, are   excluded   from   the
Lease  of Equipment under this Agreement.

                                                              7-ELEVEN
                                                              --------
Description      Make     Model     Serial  No.     7-E   ID       Owned
Leased
-----------     ----    -----    ----------    ------     -----     ----
--





                              FRANCHISEE:  ______________________

                              Signature)

                              FRANCHISEE:  ______________________

                              (Signature)

                        7-ELEVEN:      ______________________
                              Signature)

                        DATE:    ______________________
                                 2
                                       EXHIBIT 10.(ii)B(1) - C

                                     EXHIBIT C

                          7-ELEVEN'S INDEMNIFICATION

          THIS IS NOT  AN  INSURANCE  BINDER, CERTIFICATE,OR  POLICY  7-
                   ELEVEN CONTRACTUAL INDEMNIFICATION


7-Eleven Store No.______________________


LIABILITY. Subject to the limitations, exclusions and conditions set forth herein, the Franchisee shall be provided with contractual indemnification for losses up to a maximum of $500,000 per occurrence, which arise out of or as a result of bodily injury, personal injury or property damage incurred by any third party, excluding an employee acting within the course and scope of his employment or any other agent of the Franchisee, in connection with the Franchisee's lawful operation of the Store.
For purposes of this Exhibit C, an occurrence shall be defined as that term is ordinarily used in a standard Commercial General Liability policy. Bodily injury, personal injury and property damage shall be defined as those terms are ordinarily used in a standard Commercial General Liability policy.
The contractual indemnification provided to the Franchisee pursuant to this Exhibit C is that which would normally be provided under those portions of a standard Commercial General Liability policy relating to coverages regarding bodily injury and property damage liability and personal injury liability, specially endorsed to include coverage for liquor liability, but otherwise subject to the exclusions set forth in a standard Commercial General Liability policy, except to the extent otherwise limited or excluded by this Exhibit C.
The contractual indemnification provided to the Franchisee under this Exhibit C shall not be construed to constitute an insurance binder, certificate or policy nor shall the Franchisee be considered to be an insured of 7-Eleven nor have the protections or rights normally associated with an insured vis-a-vis an insurer. Accordingly, this Exhibit C is to be construed as a contractual indemnity.
FIRE AND OTHER PERILS: Up to full replacement cost of the Inventory and Store supplies for direct losses as a result of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicle, smoke, vandalism, and malicious mischief.
ROBBERY:
  (i) For a single loss of Receipts and cash register fund as the result of a Robbery, an amount equal to $50 for each cash register in operation at the time of the Robbery, and one-half of the full replacement cost for a single loss of Inventory and Store supplies, as
                                       1

a  result of a Robbery, with a maximum aggregate coverage for any single loss of $200.
  (ii)  Up  to  the full replacement amount of the Current Deposit   for
  a  single   loss   of  Receipts as a result of a Robbery,  less  $l00;
  provided  Receipts  were  being  properly  prepared  for  deposit   or
  transported  to   the Bank  or  between more than one  7-Eleven  Store
  franchised by FRANCHISEE while en route to the Bank, and where, in 7-ELEVEN's opinion, all receipts are properly accounted for in accordance with this Agreement and appropriate security measures were taken.
  (iii)   Up  to  the full replacement amount equal to the  sum  of  the
  Current  Deposit,  and      the Receipts from the  current  Collection
  Period,  for   a  single  loss  of  Receipts  as a result  of  a  Safe
  Robbery,   less   $l00;  provided  that  all   Receipts  are  properly
  accounted for in accordance with this Agreement and where, in 7-ELEVEN's opinion, appropriate security measures were taken.
  (iv)   Up  to the lesser of $2,500 or the amount shown in account   l0
  (or such  appropriate account) on the Financial Summaries for a single
  loss  of   the  cash register fund (1) as the result of a Safe Robbery
  or   (2)  while   the  cash  register  fund  is  being  prepared   for
  deposit   or
  transported  to or from the Bank or (3) while the cash register   fund
  is   being    transported   between  more  than  one  7-Eleven   Store
  franchised   by  FRANCHISEE  while en route to or from the  Bank;  and
  provided the amount taken to the Bank is noted in the Cash Report and a receipt is obtained from the Bank showing the correct amount of money obtained.

BURGLARY:

(i) Up to full replacement cost for a single loss of Inventory (other than tobacco products) as a result of a Burglary, less $l00.

  (ii) Up to the lesser of the actual cost of tobacco products taken or the equivalent of the total reasonable purchases, at cost, of tobacco products for the Store for the prior 12 weeks, divided by 6 (with a limit of an amount equal to twice the average weekly purchases, at cost, minus $100 until the Store has been open 12 weeks), for a single loss of tobacco products in the Inventory as a result of a Burglary, less $l00.

  (iii) An amount equal to the sum of the Receipts from the immediately previous Collection Period plus the cash register fund for a single loss of Receipts as a result of a Safe Burglary, less $l00, provided all receipts are properly accounted for in accordance with this Agreement.

(iv) The maximum aggregate exclusion for a single loss as the result of a Burglary and/or Safe Burglary shall be $l00.

                                       2

CONDITIONS AND EXCLUSIONS. Notwithstanding anything to the contrary stated herein, the Franchisee's contractual right to be indemnified for losses under this Exhibit C shall be expressly subject to the limitations, exclusions and conditions set forth in this Paragraph. Neither employees nor agents of the Franchisee shall be considered indemnities or thirdparty beneficiaries of this Exhibit C. Further, this Exhibit C does not provide indemnification to the Franchisee for losses arising from the assumption of liability by the Franchisee pursuant to any contract or agreement.

The Franchisee's contractual right to be indemnified and 7-Eleven's contractual obligation to indemnify the Franchisee for losses under this Exhibit C shall be expressly contingent upon and
subject  to                            the
Franchisee's    cooperation,    to    7-Eleven's    satisfaction,      in
any
investigation, prosecution or defense of any claim or lawsuit conducted by 7-Eleven, 7-Eleven's insurance company or any representative or law firm designated by 7-Eleven. The failure of the Franchisee to cooperate in any such investigation, claim or suit, to 7-Eleven's satisfaction, shall immediately release 7-Eleven of its contractual obligation to indemnify the Franchisee in connection with such loss.

The Franchisee shall not be entitled to be indemnified for any loss associated with a robbery or burglary, unless the Franchisee, within twenty-four (24) hours of such loss, files a report with the appropriate law agency and furnishes a representative of 7-Eleven with a notice and proof of loss report (acceptable to 7-Eleven), a copy of the report filed with the law agency and any report required to be filed with the insurance company. In addition, the Franchisee shall be indemnified for Receipts only if the Receipts have been properly handled in accordance with the terms of the Agreement and the Franchisee has properly completed a Cash Report for the Receipts and timely submitted same to a representative of 7Eleven.

Notwithstanding the above, 7-Eleven's contractual obligation to indemnify the Franchisee shall not extend to any loss suffered by the Franchisee which is otherwise deemed under the Agreement to be the responsibility of the Franchisee, nor shall the Franchisee be indemnified for the loss of any Inventory and/or Store supplies located outside of the Store building at the time of such loss. In addition, the Franchisee shall have the duty to use its best efforts to promptly mitigate any loss for which it may be entitled to be indemnified. The Franchisee's failure to mitigate such loss shall relieve 7-Eleven of its contractual obligation to indemnify the
Franchisee for same. The Franchisee will not be indemnified for any cash register fund loss if the Franchisee has refused to allow an audit of that fund by 7-Eleven within twelve (12) months prior to such loss.

The Franchisee shall not be entitled to be indemnified for punitive or exemplary damages or fines. The Franchisee shall not be entitled to be indemnified for and 7-Eleven shall be released of its contractual obligation to indemnify the Franchisee for any loss suffered if (i) the Franchisee is in breach of the Agreement and such breach causes, creates or contributes to the occurrence of such loss; or (ii) such loss is caused by, results from or occurs in connection with an intentional act committed

                                       3

by the Franchisee or by an agent or employee of the Franchisee.



                              FRANCHISEE:         ______________________
                              (Signature)

                              FRANCHISEE:         ______________________
                              (Signature)

     7-ELEVEN:                ______________________
     (Signature)

     DATE:                             ______________________

                              4
                                       EXHIBIT 10.(ii)(B)(1) - D
     EXHIBIT D

Complete All Blanks.

(a)FRANCHISEE's operation of the Store shall be designated only as"________________________________________________________, doing business as 7-Eleven Store No. _______________________________" and,  so
long as permitted by law, the Store shall be open for business (except, at FRANCHISEE's option, Christmas day) _____________ hours per week. (For a 24-Hour Operation, use 168 hours per week; if the store is to be operated less than 24 hours per day, use the actual number of hours per week the store is to be operated.)

(b)   The Franchise Fee was $_______________.  The Down Payment  on  the initial
unpaid  balance in the Open Account was $_______________.            The
Down Payment also includes a $_______________ contribution toward the estimated Cost Value of the initial Inventory, a $_______________ payment toward the estimated initial governmental fees for necessary licenses, permits, and bonds (an Operating Expense), and a $_______________ payment for the initial cash register fund.

(c) The initial annual interest rate charged by 7-ELEVEN to the FRANCHISEE on the unpaid balance in the Open Account shall be _______%. The annual interest rate charged by 7-ELEVEN to FRANCHISEE on the unpaid balance in the Open Account shall be adjusted, effective each March 1, and continuing in effect through the last day of February of the succeeding year, to equal the rate which is two percent in excess of the prime rate charged by NationsBank (or any successor) as of the first working day of each calendar year during which such adjustment becomes effective. In the event that the interest charged hereunder exceeds the maximum amount permitted by applicable law, the excess amount so charged shall be deemed automatically credited to the principal balance of the loan, it being the intent of 7-ELEVEN not to charge an amount of interest that would be in violation of any applicable law.

(d) The annual interest rate paid by 7-ELEVEN to FRANCHISEE on a credit balance in the Open Account pursuant to Paragraph 11 shall be equal to the prime rate at NationsBank (or any successor), as of the first working day of each calendar year minus two percentage points, effective each subsequent March 1.

(e)  Each FRANCHISEE must attend both store and classroom training.   If
FRANCHISEE is only one individual, FRANCHISEE designates ________________________________________ to receive training. Each participant must successfully complete each phase of training in order to continue the training process.

(f) The training expenses to be reimbursed or paid by 7-ELEVEN are: for transportation, and accommodations if applicable as arranged by 7ELEVEN, (up to) $____________ for store training and $_____________ for classroom training (airline tickets will be provided by 7-ELEVEN); for

                                 1

food,  $_____________  daily for each participant; for lodging,  where   and  as
deemed necessary by 7-ELEVEN, at 7-ELEVEN's cost. All other expenses deemed necessary by trainee will be borne by FRANCHISEE.

(g) The percentage used to adjust retail to cost for determining Cost Value and Inventory Variation shall be computed by dividing the prior twelve (12) months' Purchases at cost (including delivery charges, cost equalization, and adjustment for discounts and allowances received) by the prior twelve (12) months' Purchases at retail. Purchases of Vending Supplies, container deposits, consigned merchandise and product markdowns are excluded from Purchases at cost as well as Purchases at retail. Until the Store has been in operation three months, the average percentage for all 7-Eleven Stores in the market based on the prior twelve (12) months will be used; thereafter, the percentage will be computed for the Store based on the prior twelve (12) months (or lesser available period) operation of the Store.

(h)    Checks   from  7-ELEVEN  to  FRANCHISEE  shall  be  payable    to
_____________________________.

(i) FRANCHISEE's draw to be remitted weekly shall be $_______________, unless changed by mutual agreement of FRANCHISEE and 7-ELEVEN.

(j)  7-Eleven Charge:

     (i)  For a 24-Hour Operation:
     The 7-Eleven Charge for the Store is 52% of the Gross Profit, except as may be increased pursuant to subsections (ii) or (iii) of this Paragraph
     (j).
     (ii)      Reduced Hours of Operation:
     In   the   event   that   the  hours of  operation   of   the   Store   are
     restricted   to   less   than  a 24-Hour Operation   as   the   result   of
     governmental   regulation   not  caused,  directly   or   indirectly,    by
     FRANCHISEE's acts or failure to act, or if 7-ELEVEN agrees to operation of the Store on less than a 24-Hour basis, the 7-Eleven Charge shall be increased on a pro-rata basis, rounded to the nearest 0.1% (rounded up at .05% and above) of the Gross Profit, by adding to 52% the product resulting from multiplying the Hourly Factor times the difference between 168 and the Weekly Hours of Operation; provided that, in no event shall the hours of operation of the Store be less than from 7:00 a.m. to 11:00 p.m. daily, 7 days per week (except, at FRANCHISEE's
     option, Christmas Day).           In
     the event the hours of operation of the Store are reduced other than as provided in this Paragraph (j)(ii), the 7-Eleven Charge for the Store may be calculated pursuant to Paragraph (j)(iii) below.

                                       2

     (iii)     Increase of 7-Eleven Charge:
     If during any Accounting Period the Store is not open for business the number of hours per week specified in this Exhibit D, 7-Eleven may, at its sole discretion, increase the FRANCHISEE's 7-Eleven Charge for any such Accounting Period by adding to 52% an amount equal to (i) 4% of the Store's Gross Profit if the Store is operated as a Limited-Hour Operation or (ii) 6% of the Store's Gross Profit if the Store is operated as a Minimum-Hour Operation. This increase in the 7-Eleven Charge is not 7-ELEVEN's sole remedy, but is in addition to any other remedies available to 7ELEVEN in the event of a reduction in the hours of operation of the Store by the FRANCHISEE.
(k) The Gross Income for an Accounting Period (where the Store is open for business throughout the full period) shall be at least equal to:
     (i)    for a 24-Hour Operation, $60,000 per calendar year, prorated to $164.39 per day multiplied by the number of days in such Accounting Period;

     (ii) for a Limited-Hour Operation, $40,000 per calendar year prorated to $109.59 per day multiplied by the number of days in such Accounting Period; or

(iii)  for  a Minimum-Hour Operation, $30,000 per calendar year prorated to $82.20 per day multiplied by the number of days in such Accounting Period;

provided however, that all of the FRANCHISEE's separate income out of the Store, including, but not limited to, Gross Profit from alcoholic beverage sales and gasoline commissions or income, shall be included to determine Gross Income.

(l) Other special provisions (specify):


                              FRANCHISEE:  ______________________ (Signature)

                              FRANCHISEE:  ______________________ (Signature)

                              7-ELEVEN:    ______________________ (Signature)

                              DATE:        ______________________
                                           3



                                 EXHIBIT 10.(ii)(B)(1) - E
EXHIBIT E

DEFINITIONS

7-ELEVEN STORE No.____________________

"Accounting Period" means a calendar month of FRANCHISEE's operation of the Store, except that if the Effective Date, expiration, or termination or surrender of the Store and Equipment occurs during any calendar month, that portion of said month which follows the Effective Date or precedes such other events shall be an Accounting Period.


"Audit" means a physical count of the Inventory (priced at retail value determined as provided in the Agreement), Receipts, cash register fund, cash, money order blanks, and bank drafts, pursuant to 7-ELEVEN's normal procedures.


"Bank" means the bank or similar institution designated by 7-ELEVEN for the Store and, specifically, the account established therein for the Store.


"Bona Fide Suppliers" means persons or entities regularly conducting the business of supplying merchandise, supplies or services to retail businesses and performing all of the functions normally associated with such activities.


"Bond" means a financial guarantee payment bond in favor of 7-ELEVEN, in a form and from a reputable company satisfactory to 7-ELEVEN and in a principal amount at least equal to the greater of FRANCHISEE's Total Assets (at cost) as reflected on the then current Bookkeeping Records, or $50,000.00.


"Bookkeeping Records" means financial summaries in the form of income statements, balance sheets, reports reflecting credits and charges to FRANCHISEE's Open Account, inventory records and such other records and reports relating to FRANCHISEE's income, expenses, profits and losses, assets and liabilities as 7-ELEVEN elects to prepare. 7-ELEVEN may, in its discretion, change the format, manner or timing of the records it prepares and the procedures for collecting or compiling data for such reports. The inventory records and reports derived from such records shall be maintained by 7-ELEVEN by using the retail inventory method (see definition of "Retail Book Inventory"), and the retail value will be adjusted to cost as described in Exhibit D. The Bookkeeping Records shall be based upon information supplied to 7-ELEVEN by FRANCHISEE, information obtained by 7ELEVEN from Audits, Store inspections and vendors, and, where necessary or appropriate, information based upon estimates or factors concerning Store transactions.


"Burglary" means the stealing of Inventory from within the Store when the Store is closed, all doors are duly closed and locked, and entry is by actual force evidenced by visible marks made by tools, explosives, electricity, or chemicals.


     1

    "Cash Report" means that form or other method of reporting FRANCHISEE's Receipts as designated by 7-ELEVEN from time to time. FRANCHISEE must complete a Cash Report for each Collection Period. Each Cash Report must indicate the time and date at which the Collection Period ended.
"Cash Variation" means the difference between (i) Receipts reflected on the applicable cash register tapes, less Receipts expended by FRANCHISEE for Purchases or Operating Expenses (and reported to and verified by 7-ELEVEN), coupons, over-rings, and refunds to customers and
(ii)  Receipts   deposited  or  delivered to  7-ELEVEN  pursuant  to  the
Agreement.
"Collection Period" means each period of time for which FRANCHISEE reports Receipts. FRANCHISEE's initial Collection Period shall commence at the time FRANCHISEE begins the operation of the Store, and may end, at FRANCHISEE's discretion, at any time within FRANCHISEE's first 24 hours of operation. Each subsequent Collection Period shall begin immediately upon the ending of the immediately preceding Collection
Period, and must be 24 hours (unless otherwise agreed by 7-ELEVEN). "Cost of Goods Sold" means the Cost Value of Inventory at the beginning of the Accounting Period (not including the value of consigned gasoline), plus the cost of Purchases during the Accounting Period (including delivery charges, cost equalization, and adjustment for discounts and allowances received), and minus the Cost Value of the Inventory at the end of the Accounting Period. Adjustment will be made so that any Inventory Variation and bad merchandise (due to FRANCHISEE causes) will not be included in Cost of Goods Sold. Retailer discounts and allowances (including promotional and display allowances) paid to 7-ELEVEN and allocated or reasonably traceable to Purchases shall be credited to Cost of Goods Sold, except that 7-ELEVEN shall retain reimbursements for its expenditures pursuant to vendors' co-operative advertising or other similar programs where 7-ELEVEN is partially or wholly reimbursed (or where costs are shared) for advertising expenditure programs. Those not allocated or reasonably traceable to Purchases shall be credited to Cost of Goods Sold on the basis of sales of the Store compared with sales of all stores affected. Discounts, allowances, and the value of premiums received by FRANCHISEE shall be credited to Cost of Goods Sold. 7-ELEVEN shall not be obligated to credit to Cost of Goods Sold any discounts or allowances not collected. For purposes of determining the 7-Eleven Charge allocable to a given Collection Period, Cost of Goods Sold for that Collection Period shall be determined on a pro rata basis by the number of Collection Periods in the Accounting Period in which that Collection Period falls.
"Cost Value" means the cost value of the Inventory at any time determined by: deducting from the Retail Book Inventory the included retail value of all consigned merchandise, deposit bottles, and Vending Supplies; adjusting from retail value to cost as specified in Exhibit D; and adding the wholesale cost of all deposit bottles and Vending Supplies.
                                2

"Current Deposit" means all Receipts obtained during the immediately preceding Collection Period and accounted for by the proper completion of the most recent 7-ELEVEN Cash Report relating to those Receipts.

"Current Standards" _ See Paragraph 26 of the Agreement.

"Down   Payment" means the initial amount actually paid by FRANCHISEE  to
7ELEVEN  on  the unpaid balance in the Open Account, if any, as set   out
in Paragraph (b) of Exhibit D.

"Effective   Date"  means  the date FRANCHISEE first  opens   the   Store
for business under the Agreement.

"Excess   Investment  Draw" means an amount equal  to   the   amount   by
which FRANCHISEE's Net Worth exceeds FRANCHISEE's total assets (as reflected on the Bookkeeping Records-- Balance Sheet prepared for each Accounting Period by 7-ELEVEN for the Store).

"Expiration   Date" means the date this Agreement expires and  terminates by its own terms, other than termination because of a breach of this Agreement by FRANCHISEE.

"Financial Summaries"_ See Paragraph 10 of the Agreement.

"Foodservice" means the unique, comprehensive system for retailing a limited menu of uniform, quality, freshly prepared food products and related items for take-out purposes, developed by 7-ELEVEN, with those changes approved and adopted by 7-ELEVEN from time to time.

"Foodservice   Facility" means that area or those areas  of   the   Store
and concomitant Equipment from time to time used for the Foodservice operation.

"FRANCHISEE"   means the individual(s) (jointly and  severally  if   more

than one) signing the Agreement as FRANCHISEE.

"Gross Income" means Gross Profit less the 7-Eleven Charge.

"Gross Profit" means Net Sales less Cost of Goods Sold.

"Hourly Factor" means .l07.

"HVAC Equipment" means the heating, ventilation and air conditioning unit and related equipment, duct work, filters and refrigerant gas for the air conditioning unit, but does not include water heaters, equipment and refrigerant gases for refrigerated vaults and cases, and other equipment used in connection with the sale of Inventory from the Store.

"Inventory"   means   all   merchandise  for  sale   from   the    Store,
including deposit bottles, Vending Supplies, and consigned merchandise (other than consigned gasoline).

"Inventory   Overage"  means any difference at  retail  value   remaining
after (i) the Retail Book Inventory is deducted from (ii) the retail value of the Inventory as reflected by a binding Audit.

"Inventory   Shortage"  means any difference at  retail  value  remaining after (i) the retail value of the Inventory as reflected by a binding Audit is deducted from (ii) the Retail Book Inventory.

"Inventory Variation" means any Inventory Overage or Inventory Shortage, adjusted from retail value to cost as specified in Exhibit
D. Inventory Variation is charged or credited, as applicable, to Operating Expenses.

"Lease" _ See Paragraph 6 of the Agreement. Except as otherwise provided herein, in the event that an allocation of the 7-Eleven Charge to the lease of Equipment is required by law or ordinance, or for taxation purposes, the amount of the 7-Eleven Charge allocable to the lease of the Equipment shall be equal to the monthly straight line depreciation of the Equipment.

"Leasehold Rights" means 7-ELEVEN's rights to possession of the Store under any pre-existing or subsequent lease of the Store, whether pursuant to the current term of a lease, an option thereto which is exercised by 7-ELEVEN, or a renegotiation of the lease by 7-ELEVEN. 7-ELEVEN has no obligation to exercise any options or other contractual rights, or otherwise enter into any agreement for the purpose of retaining Leasehold Rights.

"Limited-Hour Operation" means FRANCHISEE's operation of the Store for less than a 24-Hour Operation, but not less than 136 hours a week, including from 7 a.m. to 11 p.m. daily, 7 days a week (except, at FRANCHISEE's option, Christmas day).

"Loan Repayment Schedule" _ See Paragraph 13 of the Agreement.

"Material Breach" _ See Paragraph 28 of the Agreement.

"Minimum-Hour Operation" means FRANCHISEE's operation of the Store less than a Limited-Hour Operation but not less than from 7 a.m. to 11 p.m. daily, 7 days a week (except, at FRANCHISEE's option, Christmas day).

"Monthly Draw" means an amount equal to 70% of the total increase in Net Worth over the three Accounting Periods immediately prior to the date upon which Monthly Draw is calculated, divided by three, less any amounts reflected on FRANCHISEE's most recent Bookkeeping Records as distributions to FRANCHISEE of additional draw, unauthorized draw, or Excess Investment Draw; but, in no event, greater than an amount which would reduce Net Worth to the minimum determined pursuant to Paragraph l3 of the Agreement.

"Net Income" means Gross Income less Operating Expenses.

"Net Sales" means (i) Receipts reflected on the applicable cash register tapes (plus any additional receipts of the Store) less (ii) over-rings, refunds to customers, taxes collected incidental to sales, and the face value of money orders (not including the value or sales of consigned gasoline).

"Net Worth" means the cash register fund, the Cost Value of the Inventory, Store supplies, receivables, prepaids, refundable deposits, and any portion of the initial cost of an alcoholic beverage license employed in FRANCHISEE's operation of the Store which is charged to the Open Account and carried on the Bookkeeping Records
(except nominal governmental fees which are an Operating Expense); less FRANCHISEE's payables and accruals from FRANCHISEE's operation of the Store, as reflected on the Financial Summaries.

"Normal Operating Hours" means the hours the Store is continually obligated to remain open, as set out in Exhibit D or the hours the Store is actually staying open, if more.

"Open Account" _ See Paragraph 11 of the Agreement.

"Operating Expenses" means the expenses (or credits) incurred by FRANCHISEE in the operation of the Store for: (i) payroll; (ii) payroll taxes (including unemployment, worker's compensation, payroll insurance, and social security contributions); (iii) Inventory Variation; (iv) Cash Variation; (v) maintenance, repairs, replacements, laundry expense, and janitorial services; (vi) telephone; (vii) Store supplies, including grocery bags and other Store-use items; (viii) nominal governmental fees of licenses, permits, and bonds; (ix) interest; (x) returned checks; (xi) inventory and business taxes; (xii) bad merchandise due to FRANCHISEE neglect;
(xiii) advertising and other miscellaneous expenditures which 7ELEVEN (in its discretion and regardless of the classification by
FRANCHISEE   or   the  Internal  Revenue  Service)  determines   to    be
Operating Expenses.

"Previous   Franchisee"  means  a  FRANCHISEE,  other  than  a   Renewing
Franchisee or a Transferring Franchisee, who has, at any previous time, been a FRANCHISEE of 7-ELEVEN. For purposes of Paragraph 13 of the Agreement, a Previous Franchisee shall include, but not be limited to, a FRANCHISEE taking by way of a contractual right of survivorship from a Previous Franchisee, a FRANCHISEE taking by way of a son/daughter transfer from a Previous Franchisee, or a FRANCHISEE corporation in which a FRANCHISEE or Previous Franchisee has or had an interest.

"Proprietary Products" means certain products developed by 7-ELEVEN which are unique to 7-ELEVEN by virtue of either their ingredients, formulas, manufacturing or distribution processes, or the manner in which they are presented to consumers and which 7-Eleven supports through the use of trademarks, copyrights, quality control, advertising, promotions, trademarked packaging, and other activities as listed on Exhibit G to the Agreement.

"Purchases"   means   all of FRANCHISEE's purchases of  merchandise   for
sale from the Store.

"Receipts" means all sales proceeds (whether cash, check, vendor draft, credit instrument, or other evidence of receipt), money order revenues, discounts or allowances received by FRANCHISEE, and miscellaneous income (including rentals, royalties, fees, commissions and amounts received by FRANCHISEE from on-site currency operated machines) and the value of premiums received from FRANCHISEE's operation of the Store. (Receipts from on-site currency operated machines are deemed received at the time the proceeds are collected from the machine).

"Related Trademarks" means the trademarks, service marks, trade names, trade dress and other trade indicia, excluding the Service Mark, which 7ELEVEN may authorize the FRANCHISEE to use from time to time as part of the 7-Eleven System and all other combinations of the word or numeral "7" and the word or numeral "Eleven," in any language, other than those comprising the Service Mark. By way of example, Related Trademarks include the trademarks BIG GULP and BIG BITE, as well as the distinctive trade dress of 7-Eleven Stores.

"Renewing  Franchisee" means a FRANCHISEE who is executing this Agreement
as  a   renewal   of   a previous Agreement, for the same  store  as  was
franchised under that previous Agreement.

"Retail Book Inventory" means that book inventory maintained as part of the Bookkeeping Records which reflects the retail value of the Inventory. The
Retail Book Inventory initially shall be determined by an Audit by 7-ELEVEN of the initial Inventory. The Retail Book Inventory thereafter shall be adjusted by: adding the retail value (based on FRANCHISEE's then current retail selling prices) of subsequent Purchases (other than gasoline); subtracting Net Sales of items reflected in the Retail Book Inventory; adding or subtracting the retail value of all retail selling price increases or decreases of items reflected in the Retail Book Inventory, as reported by FRANCHISEE to or determined from surveys of the Inventory by 7ELEVEN; subtracting the included retail value of any merchandise used as Store supplies and out-of-date date-coded merchandise or merchandise which is damaged or deteriorated as reported by FRANCHISEE to and verified by 7ELEVEN; and adding any Inventory Overage or subtracting any Inventory Shortage. The Retail Book Inventory at expiration or termination shall be determined by an Audit by 7-ELEVEN. The Retail Book Inventory shall be appropriately
adjusted to reflect the results of each binding  Audit.      The
retail  value  of  the  Inventory  for purposes  of  an  Audit  shall  be determined: for the initial Audit and the Audit on expiration or termination, at 7ELEVEN's then current suggested retail selling prices; and for any other Audit, at FRANCHISEE's then current retail selling prices.

"Robbery" means the stealing of Receipts (other than a Safe Robbery), Inventory, or Store supplies from FRANCHISEE or FRANCHISEE's agents or employees by acts or threat of violence in the Store or while Receipts are being transported directly from the Store to the Bank designated by 7ELEVEN or between more than one 7-ELEVEN Store franchised by FRANCHISEE while en route to the Bank, or while the cash register fund is being transported directly from the Bank to the Store or between more than one 7Eleven Store franchised by FRANCHISEE
while  en  route from the Bank, and in the  presence  of   FRANCHISEE  or
FRANCHISEE's agents or employees, if not committed by FRANCHISEE or FRANCHISEE's agents or employees.

"Safe Burglary" means the stealing of Receipts or cash register fund from a vault, safe, or security drop box in the Store and approved by 7-
ELEVEN when the Store is closed and all doors of the Store and of such vault, safe, or security drop box are closed and locked and entry thereto is by actual force evidenced by visible marks made by tools, explosives, electricity, or chemicals.

"Safe Robbery" means the stealing of Receipts from a vault, safe, security drop box, or vending tubes in a safe in the Store and approved by 7-ELEVEN by acts or threat of violence committed in the presence of FRANCHISEE or FRANCHISEE's agents or employees, if not committed by FRANCHISEE or FRANCHISEE's agents or employees.

"Security Asset Level" means FRANCHISEE's total assets (as reflected on the Bookkeeping Records-- Balance Sheet prepared for each Accounting Period by 7-ELEVEN for the Store) for the immediately preceding twelve (12) full Accounting Periods (or the number of full Accounting Periods following the Effective Date of the Agreement, if less), divided by twelve (or the number of full Accounting Periods following the Effective Date of the Agreement, if less).

"Security Certification" means 7-ELEVEN's written acknowledgement that FRANCHISEE has complied with the Security Certification requirements by providing 7-ELEVEN with security equal to at least 85% of FRANCHISEE's Security Asset Level, in the form of any one or a combination of the following: (i) Net Worth; (ii) a bond in a form and with a company satisfactory to 7-ELEVEN; or (iii) any other security approved in writing by 7-ELEVEN in its sole discretion.

"Security Interest" means FRANCHISEE's right and interest in the Inventory, Receipts and premium and going concern value, if any, all of which have been assigned to 7-ELEVEN as security for the repayment of any unpaid balance in the Open Account.

"Service Mark" means the service mark logo and design registered in the United States Patent and Trademark Office (Registration No. 920,897) and the 7-Eleven service mark registered in the United States Patent and Trademark Office (Registration No. 798,036).

"7-ELEVEN" means The Southland Corporation, a Texas corporation.

"7-Eleven Charge" means an amount equal to the percent of Gross Profit specified in Exhibit D, reduced if necessary (where the Store is open for business) so that Gross Income for each Accounting Period shall be at least equal to the amount specified in Exhibit D.

"7-Eleven Image" means the public acceptance, favorable reputation, and extensive goodwill achieved by 7-ELEVEN and its Franchisees in the U.S. and elsewhere for the Service Mark, the Related Trademarks and for 7-Eleven Stores operated pursuant to the 7-Eleven System.

"7-Eleven System" means the system for the fixturization, layout, merchandising, promotion (sometimes through products or services consisting of or identified by trademarks, service marks, trade names, trade dress symbols, other trade indicia, copyrights, or advertising owned or licensed by 7-ELEVEN), and operation of extended-hour retail stores operated by 7ELEVEN or its Franchisees in the U.S. and elsewhere and identified by the Service Mark, which system provides
groceries,  take-out  foods     and
beverages, dairy products, non-food merchandise, specialty items, and various services, emphasizes convenience to the customer, and has been developed and is being continually refined, modified and updated by 7ELEVEN based on experience and new marketing developments to meet and serve the changing preferences of the customer.

"Total Assets" means the total assets, (as reflected on the Bookkeeping Records _ Balance Sheet prepared for each Accounting Period by 7-ELEVEN for the Store) for the 12 Accounting Periods prior to the first day of each Year of Operation, divided by 12.
"Trade Secrets" means the "Franchise Systems Manual," the "Foodservice Operations Manual," and all other manuals, forms, and materials included in the 7-Eleven System. The Trade Secrets are restricted proprietary information belonging to and exclusively for the benefit of 7-ELEVEN and its FRANCHISEES.
"Transferring Franchisee" means a FRANCHISEE who is executing this Agreement as a result of electing a Transfer (as defined in Paragraph 28 hereof) pursuant to the provisions of a 7-Eleven Store Franchise Agreement or an amendment thereto.
"24-Hour Operation" means FRANCHISEE's operation of the Store 24 hours a day, 7 days a week (except, at FRANCHISEE's option, Christmas day). "Vending Supplies" means those containers, ingredients, condiments, and other items used or furnished in connection with the preparation or sale of a specific product and so designated by 7-ELEVEN.
"Weekly Hours of Operation" means the number of hours of operation per week established by agreement of FRANCHISEE and 7-ELEVEN and/or as required by governmental regulation, provided the restriction does not reduce the operation past a Minimum Hour Operation.
                                8

"Year of Operation" means the period from the Effective Date, or, as appropriate, the first day of an Accounting Period on or after the anniversary date of the Effective Date, until the first day of the Accounting Period on or following the next anniversary date of the Effective Date.




                              FRANCHISEE:          ______________________
                              (Signature)

                              FRANCHISEE:          ______________________
                              (Signature)

                              7-ELEVEN:          ________________________
                              (Signature)

                              DATE:        ____________________________
                                9


                                           EXHIBIT 10(ii)B(i) - F
                                EXHIBIT F

                              SURVIVORSHIP


7-ELEVEN STORE NO.__________________

Notwithstanding anything in this Agreement or the Exhibits hereto to the contrary:

l. In the event of the death of a FRANCHISEE, 7-ELEVEN will operate the Store for the benefit of FRANCHISEE's estate from the period beginning on the death of FRANCHISEE and ending on the earliest of the following events: (l) sale of the franchise by the estate and mutual termination of the Agreement, all in accordance with the terms hereinbelow and in the Agreement; (2) the Effective Date of a new 7-Eleven Store Franchise Agreement with a designated individual as provided herein; or (3) the expiration of 30 days, or such longer notice period provided in the Agreement. "Death of the Franchisee" shall be defined as the death of the individual or simultaneous death of the individuals who executed the Agreement.

The period beginning with the death of the FRANCHISEE and ending upon the occurrence of one of the above referenced events is referred to hereinafter as the "Notice Period". Upon occurrence of any of the events specified above, the Agreement shall terminate as provided herein. "Simultaneous death," as used herein, is defined as meaning the death of all of the FRANCHISEES within a 72 consecutive hour period, whether or not the deaths arise from the same casualty or occurrence.

For any Accounting Period during the Notice Period the Open Account will not be charged an amount for Inventory Variation or for payroll and payroll taxes (including FRANCHISEE's draw amount) in excess of the average experience of the Store for the three calendar months prior to the death of FRANCHISEE, or such shorter period as the Agreement was in effect, and 7-ELEVEN will indemnify FRANCHISEE's estate from any claims which arise during such operation. Any balance due FRANCHISEE from 7-ELEVEN will be paid to the estate in accordance with the Agreement.

2.     FRANCHISEE   may  designate  in writing,  and   notify   7-ELEVEN
pursuant   to the notice provision in the Agreement, up  to   three  (3)
individuals,  listed  alternatively and  in  order  of  preference,  who
FRANCHISEE  believes  are  qualified  and  each   of         whom
individually wishes to have the opportunity to franchise the Store after the death of FRANCHISEE. FRANCHISEE acknowledges and agrees that
the   opportunity  to franchise  the  Store  will   be  offered  to  one
individual (and his or her spouse) only, and  will be  offered   to  one
individual  at  a time in accordance  with  the order   in   which   the
individuals are designated  on  the  notice provided to 7-ELEVEN.  To be
effective,   the  notice  of  designation  must   be  either  personally
delivered or postmarked not later than one (l) day prior to FRANCHISEE's death. Such designation may be changed by FRANCHISEE in writing to 7-ELEVEN, effective upon

1

receipt. If there are designated individuals, 7-ELEVEN, after the death of FRANCHISEE, will promptly attempt to locate and arrange an interview with the designated individual and will advise the estate whether or not that designated individual has been located and is qualified in accordance with 7-ELEVEN's then current qualification procedures. If more than one individual is designated and the first designated individual cannot be reasonably located, is not qualified under 7-ELEVEN's then current qualification procedures, or is not interested in obtaining a franchise for the Store, 7-ELEVEN will  attempt  to locate  and  determine  the qualifications and interest of the second designated individual, and likewise for the third individual, if necessary, and the estate will
be   advised accordingly.

If, before the expiration of the Notice Period, one of the designated individuals qualifies and desires to franchise the Store, and the estate mutually terminates the Agreement, waives, in form satisfactory to 7-ELEVEN, any claim it may have to sell the franchise, and pays or makes arrangements satisfactory to 7ELEVEN for payment of any amount due 7-ELEVEN under the
Agreement, and in the case of an Incorporated Franchisee, if the designated individual acquires ownership or control of all of the authorized, issued, and outstanding shares of the Incorporated Franchisee, 7-ELEVEN will sign a new 7-Eleven Store Franchise Agreement for the Store in the then current form with said designated individual (if qualified). In addition, in the case of an Incorporated Franchisee, after the designated individual has acquired ownership or control of all of the authorized, issued, and outstanding shares of the Incorporated Franchisee and signed a new 7-Eleven Store Franchise Agreement for the Store in the then current form, 7-ELEVEN will effectuate the assignment of the new 7-Eleven Store Franchise Agreement to the former Incorporated Franchisee or other corporation, provided that all then current conditions required by 7-Eleven in its sole discretion for assignment have been satisfied. No franchise fee will be charged, there will be no change in the financial terms from those in the Agreement until such time as the term of the Agreement would have expired if not earlier terminated, at which time the financial terms set forth in the new 7-Eleven Store Franchise Agreement executed by said designated individual shall become effective for the remainder of the term thereof.

3.    If during the Notice Period neither of the first two events specified in Paragraph 1 above occurs, and the estate delivers to 7-ELEVEN a written request indicating that it desires to arrange a sale of the franchise and has and will continue to make good faith efforts to find a qualified purchaser, and the estate pays or makes arrangements satisfactory to 7-ELEVEN for the payment of any amount due 7-ELEVEN under the Agreement, 7-ELEVEN will extend to the estate the opportunity to arrange a sale of the franchise for a total of 120 days from the death of FRANCHISEE (including the Notice Period) and will not refranchise the Store during that time unless the estate waives in writing any claim it may have to sell the franchise (even though the Agreement previously has terminated); however, from the 31st through the 120th day, the Store shall be operated by and for the benefit of 7-ELEVEN.

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4.     An  officer of 7-ELEVEN shall review any arrangement  between  7-
ELEVEN   and  the  estate, including application  of  the  terms hereof, before implementation of that arrangement.

5. For and in consideration of 7-ELEVEN allowing FRANCHISEE to designate a successor to FRANCHISEE's interest, and as a condition precedent to 7-ELEVEN being bound by the terms hereof, FRANCHISEE does hereby agree and covenant with 7-ELEVEN:

     a.         That    notwithstanding   any    probate    or    estate
administration                  proceedings                    involving
FRANCHISEE or FRANCHISEE's estate, or disputes by, among, or between the FRANCHISEE's designees, heirs, legatees, beneficiaries, successors in interest or the like, the time limits established by the terms hereof shall control and govern any obligations of 7-ELEVEN or rights of any party arising from the terms hereof; and
    b. That in the event a dispute arises concerning the disposition of the franchise pursuant to the Agreement, and such dispute involves 7-ELEVEN or its rights or obligations, any expenses reasonably incurred by 7-ELEVEN in that dispute, to include attorneys' fees and court costs, shall be borne either by the Open Account or FRANCHISEE's estate, or both, as determined by 7-ELEVEN.
The   terms   used   herein  shall have the meanings  defined   in   the
Agreement.


                              FRANCHISEE:         ______________________
                              (Signature)

                              FRANCHISEE:         ______________________
                              (Signature)

                              7-ELEVEN:         ________________________
                              (Signature)


DATE:____________________________
                                3


                                          EXHIBIT 10(ii)B(i) - G
                              EXHIBIT G

                  REQUIRED PROPRIETARY PRODUCTS


Following is a list of the Proprietary Products that FRANCHISEE is required to carry in the Store at all times. Any of these items may be deleted, or new items may be added, by 7-ELEVEN at any time but no more than twice each calendar year.


     PRODUCT                       DESCRIPTION AND PRESENTATION

       Slurpee-R-                  Frozen carbonated beverage,
                                   prepared  with  a  variety  of  high-
                                   quality syrups, properly brixed,  and
                                   served   in  standardized,trademarked
                                   Slurpee-R- cups.

       Big Gulp-R-                 Post-mix fountain  beverage,
                                   prepared  with  a  variety  of  high-
                                   quality syrups, properly brixed,  and
                                   served  in  standardized, trademarked
                                   32 ounce Big Gulp-R- cups.

       Super Big Gulp-R-           Post-mix fountain beverage,
                                   prepared  with  a  variety  of  high-
                                   quality syrups, properly
brixed, and served in standardized, trademarked 44 ounce Super Big Gulp-
R- cups.

       7-Eleven-R- Coffee          Fresh brewed coffee, prepared
                                   with the regionally approved 7-Eleven-
                                   R- coffee blend, and
served in standardized, trademarked 7-Eleven-R- coffee cups.

       Big  Bites-R-               High quality, all-beef hot dog,
                                   prepared     using      the      7-Eleven-R-
                                   approved spice mix, offered in both
                                   8:1 lb. and 1/4 lb. sizes, and served in standardized, trademarked Big
                                   Bites-R- hot dog containers.


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                         FRANCHISEE:_____________________________
                         (Signature)


                         FRANCHISEE:_____________________________
                         (Signature)


                         7-ELEVEN:_______________________________
                         (Signature)


                         DATE:____________________________________



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